                              AIRPORT TRADE CENTER
                    550 PAIEA STREET, HONOLULU, HAWAII  96819








                         -------------------------------
                             REVISED STANDARD LEASE
                         -------------------------------







TENANT:             NATIONAL TELEPHONE & COMMUNICATIONS, INC.



PREMISES:           L-1 AND L-2



PREMISES TYPE:      FIRST FLOOR RETAIL



DATE:               NOVEMBER 20, 1996

                               AIRPORT TRADE CENTER


                                TABLE OF CONTENTS

ARTICLE 1 - SPECIAL PROVISIONS AND EXHIBITS . . . . . . . . . . . . . . . . . 1

1.01 SPECIFIC PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . 1
1.02 EXHIBITS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
1.03 [INTENTIONALLY OMITTED]. . . . . . . . . . . . . . . . . . . . . . . . . 2

ARTICLE 2 - DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

2.01 BUILDING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
2.02 BUILDING AREAS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
2.03 COMMON AREAS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
2.04 IMPROVEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
2.05 LAND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
2.06 LEASE MONTH. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
2.07 NET RENTABLE AREA. . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
2.08 NET USABLE AREA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
2.09 OPERATING EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
2.10 OPERATING EXPENSE PAYMENT. . . . . . . . . . . . . . . . . . . . . . . . 4
2.11 PROJECT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
2.12 PREMISES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
2.13 PREMISES TYPE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
2.14 RULES AND REGULATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . 4
2.15 TENANT'S EMPLOYEES AND LANDLORD'S EMPLOYEES. . . . . . . . . . . . . . . 4
2.16 TENANT'S PROPORTIONATE SHARE . . . . . . . . . . . . . . . . . . . . . . 4
2.17 TERM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

ARTICLE 3 - RENT, SECURITY DEPOSIT AND OTHER TENANT CHARGES . . . . . . . . . 4

3.01 BASE RENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
3.02 OPERATING EXPENSE PAYMENT. . . . . . . . . . . . . . . . . . . . . . . . 4
3.03 REIMBURSEMENT FOR REPAIRS. . . . . . . . . . . . . . . . . . . . . . . . 5
3.04 LATE PAYMENT CHARGES . . . . . . . . . . . . . . . . . . . . . . . . . . 5
3.05 TAX ON RENT AND OTHER PAYMENTS . . . . . . . . . . . . . . . . . . . . . 5
3.06 CONVEYANCE TAX . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
3.07 TAXES ON TENANT'S BUSINESS AND PERSONAL PROPERTY . . . . . . . . . . . . 6
3.08 SECURITY DEPOSIT . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
3.09 CHARGE FOR PROVIDING ELECTRICAL POWER AND EXTRAORDINARY PROPERTY AND
      SERVICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
3.10 APPARATUS REQUIRING EXCESSIVE UTILITIES USAGE. . . . . . . . . . . . . . 7
3.11 LANDLORD'S RIGHT TO MAKE TENANT'S REPAIRS. . . . . . . . . . . . . . . . 6
3.12 OPTION TO PERFORM LEASE COVENANTS. . . . . . . . . . . . . . . . . . . . 7
3.13 INTEREST . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
3.14 TENANT'S COST. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
3.15 CASHIER'S OR CERTIFIED CHECKS. . . . . . . . . . . . . . . . . . . . . . 7
3.16 ADDITIONAL RENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

ARTICLE 4 - CONDITION, USE AND OCCUPANCY OF PREMISES. . . . . . . . . . . . . 7

4.01 TENANT'S INSPECTION AND ACCEPTANCE OF THE PREMISES . . . . . . . . . . . 7
4.02 PERMITTED USE OF PREMISES. . . . . . . . . . . . . . . . . . . . . . . . 8
4.03 LEGAL COMPLIANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
4.04 PROHIBITED USE OF PREMISES . . . . . . . . . . . . . . . . . . . . . . . 8
4.05 RULES AND REGULATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . 8
4.06 PARKING AND AUTOMOBILES. . . . . . . . . . . . . . . . . . . . . . . . . 9
4.07 COMMON AREAS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
4.08 ADVERTISING. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
4.09 CARE OF PREMISES . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
4.10 SECURITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
4.11 [INTENTIONALLY OMITTED]. . . . . . . . . . . . . . . . . . . . . . . . . 10
4.12 QUIET ENJOYMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
4.13 INSPECTION OF PREMISES . . . . . . . . . . . . . . . . . . . . . . . . . 10
4.14 [INTENTIONALLY OMITTED]. . . . . . . . . . . . . . . . . . . . . . . . . 10
4.15 CHANGE OF BUILDING NAME. . . . . . . . . . . . . . . . . . . . . . . . . 10
4.16 [INTENTIONALLY OMMITED]. . . . . . . . . . . . . . . . . . . . . . . . . 10
4.17 [INTENTIONALLY OMITTED]. . . . . . . . . . . . . . . . . . . . . . . . . 10
4.18 OTHER TENANTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
4.19 NO SIGNS ON STATE PROPERTY . . . . . . . . . . . . . . . . . . . . . . . 10
4.20 CONDUCT OF TENANT'S EMPLOYEES. . . . . . . . . . . . . . . . . . . . . . 10
4.21 CONSUMPTION OF ALCOHOLIC BEVERAGES . . . . . . . . . . . . . . . . . . . 10
4.22 SMOKING AND EATING IN COMMON AREAS . . . . . . . . . . . . . . . . . . . 10

ARTICLE 5 - SERVICES PROVIDED BY LANDLORD . . . . . . . . . . . . . . . . . . 11

5.01 STANDARD SERVICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
5.02 LIMITATION ON LIABILITY. . . . . . . . . . . . . . . . . . . . . . . . . 11
5.03 SERVICE CONTRACTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

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ARTICLE 6 - TENANT IMPROVEMENTS, ALTERATIONS, REPAIRS AND RENOVATIONS . . . . 11

6.01 CONSENT REQUIRED . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
6.02 LIEN PROTECTION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
6.03 OWNERSHIP. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
6.04 LEGALLY REQUIRED . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
6.05 REPAIRS BY TENANT. . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
6.06 IMPROVEMENT OF THE PREMISES. . . . . . . . . . . . . . . . . . . . . . . 12

ARTICLE 7 - IMPROVEMENTS AND REPAIRS BY LANDLORD. . . . . . . . . . . . . . . 12

7.01 ALTERATIONS, ADDITIONS OR CAPITAL IMPROVEMENTS BY LANDLORD . . . . . . . 12
7.02 REPAIR OF STRUCTURAL ELEMENTS. . . . . . . . . . . . . . . . . . . . . . 12
7.03 REPLACEMENT OF CEILING, ETC. . . . . . . . . . . . . . . . . . . . . . . 13
7.04 IMPROVEMENTS TO THE PREMISES . . . . . . . . . . . . . . . . . . . . . . 13

ARTICLE 8 - TENANT ASSIGNMENT, SUBLETTING AND MORTGAGING. . . . . . . . . . . 13

8.01 CONSENT REQUIRED . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
8.02 ADDITIONAL CONDITIONS TO ASSIGNMENT OR SUBLEASE. . . . . . . . . . . . . 13
8.03 MORTGAGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
8.04 CHANGE OF CONTROL. . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

ARTICLE 9 - SUBORDINATION, ATTORNMENT AND MORTGAGE REQUIREMENTS . . . . . . . 14

9.01 SUBORDINATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
9.02 REQUIREMENTS OF LANDLORD'S MORTGAGEE AND GROUND LESSOR . . . . . . . . . 14
9.03 ESTOPPEL CERTIFICATES. . . . . . . . . . . . . . . . . . . . . . . . . . 15
9.04 LEASE AMENDMENT, FINANCIAL INFORMATION . . . . . . . . . . . . . . . . . 15

ARTICLE 10 - SALE OF LANDLORD'S INTEREST. . . . . . . . . . . . . . . . . . . 15

10.01 SALE OF LANDLORD'S INTEREST . . . . . . . . . . . . . . . . . . . . . . 15
10.02 TENANT ATTORNMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
10.03 SALE OR ASSIGNMENT BY LANDLORD. . . . . . . . . . . . . . . . . . . . . 15

ARTICLE 11 - INDEMNITY AND RISK OF INJURY, LOSS AND DAMAGE. . . . . . . . . . 15

11.01 INDEMNITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
11.02 NON-LIABILITY OF LANDLORD . . . . . . . . . . . . . . . . . . . . . . . 16

ARTICLE 12 - INSURANCE. . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

12.01 PUBLIC LIABILITY AND PROPERTY DAMAGE. . . . . . . . . . . . . . . . . . 16
12.02 INSURANCE ON PERSONAL PROPERTY, IMPROVEMENTS AND BUSINESS
      INTERRUPTION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
12.03 NOTICE TO LANDLORD. . . . . . . . . . . . . . . . . . . . . . . . . . . 17
12.04 RECIPROCAL WAIVERS OF SUBROGATION . . . . . . . . . . . . . . . . . . . 17
12.05 OTHER PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
12.06 BLANKET INSURANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

ARTICLE 13 - DAMAGE AND RESTORATION . . . . . . . . . . . . . . . . . . . . . 17

13.01 REPAIRS BY LANDLORD . . . . . . . . . . . . . . . . . . . . . . . . . . 17
13.02 CONTINUATION OF BUSINESS. . . . . . . . . . . . . . . . . . . . . . . . 18
13.03 REPAIRS BY TENANT . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
13.04 ABATEMENT OF RENT . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

ARTICLE 14 - CONDEMNATION . . . . . . . . . . . . . . . . . . . . . . . . . . 18

14.01 TERMINATION OF LEASE AS TO PORTION TAKEN. . . . . . . . . . . . . . . . 18
14.02 LANDLORD'S OPTION TO TERMINATE. . . . . . . . . . . . . . . . . . . . . 18
14.03 TENANT'S OPINION TO TERMINATE . . . . . . . . . . . . . . . . . . . . . 18
14.04 REDUCTION OF RENT . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
14.05 RIGHT TO COMPENSATION . . . . . . . . . . . . . . . . . . . . . . . . . 18
14.06 TAKING FOR A LIMITED PERIOD . . . . . . . . . . . . . . . . . . . . . . 19

ARTICLE 15 - DEFAULT BY TENANT. . . . . . . . . . . . . . . . . . . . . . . . 19

15.01 DEFINITION OF DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . 19
15.02 LANDLORD'S REMEDIES . . . . . . . . . . . . . . . . . . . . . . . . . . 20
15.03 REMEDIES ARE CUMULATIVE . . . . . . . . . . . . . . . . . . . . . . . . 21

ARTICLE 16 - TERMINATION. . . . . . . . . . . . . . . . . . . . . . . . . . . 21

16.01 SURRENDER OF THE PREMISES . . . . . . . . . . . . . . . . . . . . . . . 21
16.02 HOLDING OVER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21

ARTICLE 17 - GROUND LEASE . . . . . . . . . . . . . . . . . . . . . . . . . . 21

17.01 GROUND LEASE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22

ARTICLE 18 - LANDLORD'S LIABILITY . . . . . . . . . . . . . . . . . . . . . . 22

18.01 LANDLORD'S FAILURE TO PERFORM . . . . . . . . . . . . . . . . . . . . . 22
18.02 NOTICE TO LANDLORD'S MORTGAGEES . . . . . . . . . . . . . . . . . . . . 22
18.03 LIMITATION ON LIABILITY OF LANDLORD AND MORTGAGEE . . . . . . . . . . . 22

ARTICLE 19 - MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . 22

19.01 NO LIGHT, VIEW OR AIR EASEMENT. . . . . . . . . . . . . . . . . . . . . 22

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19.02 TIME OF ESSENCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
19.03 BROKERAGE COMMISSIONS . . . . . . . . . . . . . . . . . . . . . . . . . 22
19.04 EXECUTION BY LANDLORD . . . . . . . . . . . . . . . . . . . . . . . . . 22
19.05 RENEWAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
19.06 COST AND ATTORNEY'S FEES. . . . . . . . . . . . . . . . . . . . . . . . 23
19.07 LANDLORD'S CONSENT. . . . . . . . . . . . . . . . . . . . . . . . . . . 23
19.08 NOTICE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
19.09 SEVERABILITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
19.10 WAIVER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
19.11 SUCCESSORS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
19.12 JOINT AND SEVERAL OBLIGATIONS . . . . . . . . . . . . . . . . . . . . . 24
19.13 CHOICE OF LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
19.14 ARTICLE AND SECTION HEADINGS. . . . . . . . . . . . . . . . . . . . . . 24
19.15 SHORT-FORM LEASE. . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
19.16 FORCE MAJEURE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
19.17 HAZARDOUS MATERIALS . . . . . . . . . . . . . . . . . . . . . . . . . . 24
19.18 PERIODIC FINANCIAL STATEMENTS TO LANDLORD . . . . . . . . . . . . . . . 27
19.19 ACKNOWLEDGMENT OF WAVIER OF JURY TRIAL. . . . . . . . . . . . . . . . . 27
19.20 ENTIRE AGREEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . 27

                              AIRPORT TRADE CENTER
                       550 PAIEA STREET, HONOLULU, HAWAII

                             REVISED STANDARD LEASE


        THIS LEASE is made as of November 20, 1996, by and between PAIEA PROPERTIES, a Hawaii limited partnership ("Landlord"), whose principal place of business and post office address is 550 Paiea Street, Suite 102, Honolulu, Hawaii 96819 and NATIONAL TELEPHONE & COMMUNICATIONS, INC., a Nevada corporation ("Tenant"), whose principal place of business is 2801 Main Street, Irvine, California 92714.

                                   WITNESSETH:

        Landlord leases to Tenant, and Tenant leases from Landlord, the Premises described below, located in the Project now known as "Airport Trade Center", for the Term and subject to and upon consideration of the terms, duties, obligations, covenants, conditions, rules and regulations, and special conditions set forth in this Lease.


                                   ARTICLE 1
                         SPECIAL PROVISIONS AND EXHIBITS

        1.01 SPECIFIC PROVISIONS. The following constitute specific provisions of this Lease:

               (a) Premises: AIRPORT TRADE CENTER as shown on Exhibit A attached, to include area "L-1 and L-2", the exact size of which shall be measured by Landlord's architect in accordance with BOMA standards following construction of all demising walls.

          Net Usable Area [approximate]:
          Retail - L-1....................    7,912 Sq.Ft.
          Retail - L-2....................      695 Sq.Ft.
               Total......................    8,607 Sq.Ft.

          Premises Type:..................    FIRST FLOOR RETAIL

     (b)  Net Rentable Area [approximate]:
          Retail - L-1....................    9,110 Sq.Ft.
          Retail - L-2....................      800 Sq.Ft.
               Total......................    9,910 Sq.Ft.

     (c)  Term:...........................    120 Lease Months.

          Commencement Date:.............. The earlier to occur of (i) February
1, 1997, or (ii) the date upon which Tenant substantially completes its improvements and takes occupancy of the Premises.

          Termination Date:...............   120 Lease Months following the
                                             Commencement Date.

     (d)  Initial Monthly Operating
          Expense Payment Estimate:.......   $3,765.80

     (e)  Security Deposit:...............   $36,697.68

     (f)  Use:............................   General offices, meeting
facilities, retail sales of support collateral materials exclusive to Tenant's business operations and other lawful uses pertaining to Tenant's business subject to the prior written approval of Landlord.

          Maximum Occupancy:..............   As determined by the City and
County of Honolulu fire and building codes.

     (g)  Number of unassigned parking spaces:.   50; see Exhibit E for
additional parking requirements of Tenant for restricted time period use.

          Initial monthly fee per space subject to adjustment per Exhibit C (Rules and Regulations):

          Unassigned $60.00    Tandem $90.00    Reserved $85.00

               (h)  [Intentionally Omitted]

          1.02 EXHIBITS. The following are attached as Exhibits and by this reference incorporated in the Lease:

               Exhibit A:     Location of Premises and Floor Plan
               Exhibit B:     Land Description
               Exhibit C:     Rules and Regulations
               Exhibit D:     Base Rent and Summary of First Payment
               Exhibit E:     Special Conditions
               Exhibit F:     Improvement Specifications and Construction Plans-
                                By Tenant
                                By Landlord
               Exhibit G:     Allocations of Operating Expenses and Tenant's
                              Proportionate Share
               Exhibit H:     Location of Parking Area

          1.03 [Intentionally Omitted]

                                    ARTICLE 2
                                   DEFINITIONS

          Unless the context otherwise specifies or requires, the following terms shall have the meanings hereinafter specified:

          2.01 "BUILDING" shall mean the present building located upon the Land.

          2.02 "BUILDING AREAS" shall mean the areas identified on Exhibit A as Building Area 1, Building Area 2, Roof Top Area and Open Area, and shall at all times include that Area of the Building which contains the Premises.

          2.03 "COMMON AREAS" shall mean those portions of and facilities in the Building and the Project designated by Landlord for the nonexclusive use of Tenant in common with other authorized users, subject to the Rules and Regulations Landlord shall promulgate.

          2.04 "IMPROVEMENTS" shall include all improvements existing at the commencement of the Term or at any time thereafter built, installed or finished by anyone in the Premises, including, without limitation, all walls and partitions which are not load-bearing; the interior decorated or finished surfaces of all perimeter and load-bearing walls and floors; all ceilings and ceiling light fixtures (including those furnished by Landlord); all interior windows, entrance doors, mechanical and electrical conduits, wiring fixtures and equipment; all floor tile, carpeting and wall coverings; all ceiling sprinkler systems, air-conditioning equipment, other fixtures of all kinds; and water, electric, telephone and other utility lines, ducts, conduits and facilities serving other portions of the Building which may pass through the Premises.

          2.05 "LAND" shall mean the real property described in Exhibit B, subject to reduction in area as provided in Section 7.01.

          2.06 "LEASE MONTH" shall mean a full calendar month. The number of Lease Months comprising the term is specified in Section 1.01 (c). The first Lease Month shall begin on the Commencement Date set forth in Section 1.01 (c) if such date is the first day of the calendar month. If such Commencement Date shall not fall on the first day of a calendar month, the first Lease Month shall begin on the first day of the calendar month immediately following the month in which commencement occurs. In any event, Tenant shall be liable for Base Rent, any other payments required and performance of all other obligations of Tenant under this Lease from the Commencement Date. "Lease Year" shall mean twelve
(12) full Lease Months, beginning the first Lease Month under this Lease.

          2.07 "NET RENTABLE AREA" shall mean the Net Usable Area of the Premises plus Tenant's pro rata share of the Building and Project common areas calculated in accordance with Exhibit G.

          2.08 "NET USABLE AREA"" shall mean:

          (a)  For Building Area 1:

               (i) In the case of a Tenant leasing a full floor, the area measured from the finished inside surface of the outer Building wall, or from the inside surface of the Building glass line if more than fifty percent (50%) of the Building wall is glass, to the inside surface of the opposite Building wall, or glass line, specifically including the area of the restrooms, and electrical, mechanical and janitorial rooms but less the area (measured from the midpoint of the enclosing walls) of all elevator shafts and stairs located on such floor. No deductions shall be made for columns and projections necessary to the Building.

               (ii) In the case of a Tenant leasing less than a full floor, the area measured from the finished inside surface of the outer Building wall, or from the inside surface of the Building glass line if more than fifty percent (50%) of the Building wall is glass, to the mid-point of partitions that separate the Premises from adjoining premises not leased by Tenant and to the finished inside surface of partitions that separate the Premises from the corridors, and to the inside finished surface of other permanent walls. All measurements to the inside of corridor walls shall be to the general line of the corridor wall, as shown on Exhibit A, without reduction for recessed Tenant entry areas. No deductions shall be made for columns and projections necessary to the Building.

          (b)  For Building Area 2: [Intentionally Omitted]

          (c)  For Roof Top and Open Area Premises: [Intentionally Omitted]

        2.09 "OPERATING EXPENSES" shall mean all expenses which shall be incurred, accrued or paid due to the ownership, operation, maintenance or repair of the Project including the Common Areas. Without in any way limiting the generality of the foregoing, such expenses shall include the wages, salaries and payroll burden of employees; Project administration costs and property management fees; janitorial, maintenance, guard and other services; electricity, water, waste disposal and other utilities for the Project, including the Common Areas; materials and supplies (including janitorial); maintenance and repairs to all equipment and all interior and exterior (including roofing and structural members) areas of the Project; cleaning and replacement of all carpets and other floor coverings; pest control costs; all interior and exterior painting; replacement of light bulbs and fluorescent tubes, and lighting fixtures; all interior and exterior window cleaning; all costs of utilities, labor, material and supplies for the operation, repair, maintenance, renovation and replacement of the air conditioning equipment and system, which may include costs otherwise considered as capital costs or capital improvements; paving, sealing and stripping the parking and driveway areas; all insurance, including liability, worker's compensation, Temporary Disability, fire and casualty, and business (rental) interruption; any additions to or modifications of the Building or Project required by governmental authority or Landlord's insurance carrier; the cost of guest parking spaces at the rate Landlord is charging tenants for comparable parking spaces; all costs of exterior lighting; cost, deprecation or rental of tools and equipment; accounting, legal and other professional fees and costs; costs of landscaping the Project and maintenance thereof; the fair rental value of areas used in the operation, management, leasing and maintenance of the Project; all taxes, assessments and other charges by governmental authorities, present or future, excluding income taxes and any taxes already recovered under other provisions of this Lease but specifically including real property taxes and any substitute charges; depreciation or amortization (with interest) on capital improvements made to reduce operating or energy expenses or required by present or future governmental regulation, over the shorter of their useful life or the remaining useful life of the Project and at the interest rate provided in
Section 3.13; and the amount of any increase in the lease rent and other charges payable under the Ground Lease described in Article 17 after March 15, 1994.
The Operating Expenses shall not include capital expenditures (except the costs of capital improvements mentioned above), depreciation of improvements in the Project, interest on any indebtedness related to the Project or any expenses specifically charged to particular tenants or reimbursed by insurance. Notwithstanding the foregoing to the contrary, Operating Expenses shall specifically excluded the following:

            a. The cost (inclusive of legal and other professional fees) of negotiating leases, collecting rents, evicting tenants or costs incurred to enforce the provisions of any lease;

            b. Repairs, general maintenance, legal fees or professional fees paid by proceeds from any tenant or subject to reimbursement by other third parties;

            c. Inheritance or estate taxes imposed upon or assessed against the interest of any person in the Building or any part thereof or interest therein and taxes computed upon the basis of the net income of the owners of the Building or any part thereof or interest therein;

            d. The cost of providing tenant improvements to any tenant of the Building or Project;

            e. Franchise or transfer taxes imposed upon or assessed against the Building or Project for a change of ownership of any interest therein (except the conveyance of the leasehold interest under the Lease to Tenant); and

            f. Any compensation or expense whatsoever paid to any real estate broker, salesperson or agent in connection with the leasing or sale of the Building or Project.

        2.10 "OPERATING EXPENSE PAYMENT" shall mean the portion of the Operating Expenses which is payable by Tenant as provided in Article 3 hereinbelow.

        2.11 "PROJECT" shall mean the Land and all Improvements located thereon, including without limitation, the Building, parking facilities and Common Areas commonly referred to as 550 Paiea Street.

        2.12 "PREMISES" shall mean the space leased hereunder and all Improvements therein. The space leased shall consist of the area highlighted or otherwise marked on Exhibit A.

        2.13 "PREMISES TYPE" shall mean the type of use for which the Premises are maintained and leased to Tenant as indicated in Section 1.01 (a). The Project has six (6) different Premises Types: Retail, Office, Lower Floor Flex, Highcube Warehouse, Roof Top and Open Area. The use to be made of the Premises by Tenant is restricted by Section 1.01 (f).

        The Retail, Office and Lower Floor Flex premises are located in Building Area 1, the Highcube Warehouse premises are located in Building Area 2, the Roof Top is located on the top of the Building, and the Open Area premises includes any portion of the unbuilt ground surface area outside the Building leased to a tenant.

        2.14 "RULES AND REGULATIONS" shall be those established by Landlord from time-to-time as provided in this Lease. The initial Rules and Regulations are attached as Exhibit C.

        2.15 "TENANT'S EMPLOYEES" shall mean, collectively, Tenant's directors, officers, partners, trustees, employees, agents, licensees, contractors and invitees. "LANDLORD'S EMPLOYEES" shall mean, collectively, Landlord's directors, officers, partners, trustees, employees, agents, licensees, contractors and invitees.

        2.16 "TENANT'S PROPORTIONATE SHARE" shall mean Tenant's share of Operating Expenses which benefit the Premises, calculated in accordance with Exhibit G. If for any reason Tenant's Net Rentable Area or the Net Rentable Area of the Project shall change or be corrected, both as reasonably determined by Landlord, Tenant's Proportionate Share shall be adjusted accordingly. Tenant agrees that all allocations to tenants by Landlord of Operating Expenses based on the same general concepts as were used in Exhibit G shall be final and not
subject to dispute by Tenant.   The initial allocation of Operating Expenses to
the various portions of the Project is set forth in Exhibit G.

        2.17 "TERM" shall mean the period set forth in Section 1.01 (c), beginning on the Commencement Date and ending upon the expiration of the last Lease Month, unless sooner terminated as provided in this Lease.


                                    ARTICLE 3
                 RENT, SECURITY DEPOSIT AND OTHER TENANT CHARGES

        3.01 BASE RENT. Tenant shall pay to Landlord on the first day of each month, in advance and without the necessity of notice to Tenant by Landlord, throughout the Term, the amount specified in Exhibit D as "Base Rent" for the Premises, in United States currency, over and above all other charges herein described and without any set-off or counterclaim. Base Rent payable for any period less than a full calendar month shall be a pro rata share of that payable for the full calendar month as reasonably calculated by Landlord.

        3.02   OPERATING EXPENSE PAYMENT.

               (a) OPERATING EXPENSE PAYMENT. In addition to Base Rent, Tenant shall pay, as additional rent, a share of Operating Expenses on the first day of each month, in advance and without the necessity of notice to Tenant by Landlord, throughout the Term. The estimated initial monthly Operating Expense Payment is specified in Section 1.01 (d). The intent of such Operating Expense Payment is to create a true net lease whereby tenants are responsible for the payment of all Operating Expenses according to their proportionate share, so that the amount retained by Landlord from total receipts, after payment of all expenses of the Project, is the total of all tenant base rents.

               (b) BASIS FOR DETERMINING OPERATING EXPENSE PAYMENT. The Operating Expense Payment shall be the dollar amount obtained by (i) multiplying Tenant's Proportionate Share by (ii) Landlord's estimate of Operating Expenses for each period January I to December 31, and (iii) dividing the resulting product by 12. Landlord shall provide Tenant notice of Tenant's Operating Expense Payment for each such period by the preceding December 15.

               (c) ANNUAL ADJUSTMENT FOR ACTUAL OPERATING EXPENSES. After each December 31 during the Term, Landlord shall compute Tenant's Proportionate Share of the actual Operating Expenses for the preceding twelve (12) calendar months and notify Tenant of any correction from Tenant's Operating Expense Payments for such period. Within thirty (30) days after the giving of notice that Tenant's Proportionate Share of actual Operating Expenses was greater than Tenant's Operating Expense Payments, Tenant shall pay to Landlord an amount equal to the excess of Tenant's Proportionate Share of actual Operating Expenses over Tenant's Operating Expense Payments for such period. Should it be determined that Tenant's Proportionate Share of actual Operating Expenses was less than Tenant's Operating Expense Payments for such period, Tenant shall be entitled to a credit against future Operating Expense Payments in an amount equal to the difference between Tenant's Proportionate Share of actual Operating Expenses and Tenant's Operating Expense Payments for such period. (If this Lease terminates during such a period, Tenant shall pay or be refunded any deficiency or excess, respectively, between estimated and actual Operating Expenses on a pro rata basis as if Operating Expenses accrued uniformly during the period.)

               (d) NORMALIZATION. If any part of the Project is not fully occupied and used during any twelve (12) month period preceding a December 31, the calculations of Operating Expenses, both estimated and actual, shall be adjusted by adding amounts and items of Operating Expenses which would normally have been incurred if the Project had been fully occupied and used during such period, and by deducting any abnormal start-up or other costs incurred, all as estimated by Landlord; PROVIDED, HOWEVER, for this Section 3.02 (d), ground rent increases, insurance and real property taxes shall be excluded in the calculation of Operating Expenses for normalization.

          (e) STATEMENT OF OPERATING EXPENSES. Landlord shall have available for inspection by Tenant during normal business hours a written statement showing in reasonable detail Landlord's actual Operating Expenses for the previous twelve (12) month period which shall be retained for a period of twenty-four (24) months after the calendar year in question pursuant to which the notice referred to in Section 3.02 (c) has been given. Landlord agrees that Tenant, its accountants and authorized representatives at Tenant's expense shall have the right within two (2) years after the close of each calendar year to audit all of the books and records of Landlord relating to Operating Expenses
for the calendar year in question.   Any such audit shall be performed in
Landlord's office during Landlord's normal business hours.   If such audit shows
that Operating Expenses attributable to Tenant for the calendar year were overstated by more than five percent (5%), then Landlord shall reimburse Tenant for its Proportionate Share of such overstated amount and the reasonable costs
of the audit.   If the overstatement is five percent (5%) or less, Landlord shall reimburse Tenant for its Proportionate Share of such overstated amount.

        3.03 REIMBURSEMENT FOR REPAIRS. Unless the same is promptly repaired by Tenant if such damage is of an emergency or safety related nature or unless the repair is promptly commenced by Tenant and the same is diligently pursued to completion in accordance with Landlord's written requirements, Tenant shall reimburse Landlord for all expenses incurred by Landlord in repairing damage to the Project, including damage to structural elements, which is attributable to the conduct of Tenant or Tenant's Employees. Upon demand Tenant shall reimburse Landlord therefor, together with a surcharge of twenty percent (20%) of such expenses.

        3.04 LATE PAYMENT CHARGES. It is agreed that since collection of any amount past due imposes an administrative cost on Landlord, in addition to any fees of collection agents or attorneys or other out-of-pocket costs, Tenant will pay to Landlord a sum equal to five cents ($.05) for every dollar not paid within five (5) days of when due.

        3.05 TAX ON RENT AND OTHER PAYMENTS. In addition to Base Rent, the Operating Expense Payment and any other payment to Landlord provided in this Lease, Tenant shall also pay to Landlord with each payment, an amount equal to the State of Hawaii general excise or gross income tax assessed against Landlord and attributable to the total payment, including the amount paid by Tenant to Landlord under this Section. For example, the amount of such tax is presently four percent (4%), resulting in a figure of 1.04167 to be multiplied by said Base Rent, Operating Expense Payment or other payment in order to calculate the total payment due from Tenant. Tenant shall pay any and all increases in said taxes made from time-to-time and any and all other taxes or duties levied or assessed by the federal government, State of Hawaii, the City and County of Honolulu, or any other political subdivision of the State of Hawaii now or hereafter having power to levy taxes or duties which are attributable to any payments made by Tenant under the terms of the Lease. It is the intent of this Section and of the other provisions of this Lease to insure that the rent and other sums to be paid to Landlord by Tenant will be received by Landlord without diminution by any tax, assessment, charge or levy of any nature whatever, except United States and State of Hawaii net income taxes, and the terms and conditions of this Lease shall be liberally construed to effect such purpose.

        3.06 CONVEYANCE TAX. Any conveyance tax imposed by law due to this Lease shall be paid by Tenant. Landlord shall inform Tenant of the amount of such tax, if any, and it shall be thereupon due and payable by Tenant. At the request of Landlord, Tenant shall promptly execute such documents as may be necessary in connection with such tax.

        3.07 TAXES ON TENANT'S BUSINESS AND PERSONAL PROPERTY. Tenant shall be responsible for and shall pay before delinquency all City and County of Honolulu and State of Hawaii taxes assessed during the Term against Tenant by reason of the conduct of its business in the Premises, Improvements to the Premises and with respect to personal property of any kind owned by or placed in, upon or about the Premises by or at the expense of Tenant.

        3.08   SECURITY DEPOSIT.

               (a) DEPOSIT. Upon execution of this Lease, Tenant shall deposit the sum specified in Section 1.01(e) (the "Security Deposit") as security for Tenant's performance under this Lease. The Security Deposit may be commingled by Landlord with other funds of Landlord, and Tenant shall not be entitled to interest on the Security Deposit.

               (b) INCREASE. The Security Deposit shall be increased from time-to-time, as necessary so that the amount thereof is always equal to the Base Rent plus estimated Operating Expense Payments. Upon written notice of such increase from Landlord, Tenant shall deposit with Landlord the increased amount within thirty (30) days of such notice.

               (c) USE. If Tenant shall be in default under this Lease, Landlord may apply the whole or any part of the Security Deposit to the payment of any sum in default or any other sum which Landlord may be required to spend by reason of Tenant's default. In the event Landlord should so apply all or any part of the Security Deposit Tenant shall pay to Landlord, within fifteen (15) days after receipt of notice from Landlord, an amount equal to the sum so expended in order to replenish the Security Deposit. Failure to do so shall be a default under this Lease.

               (d) REFUND. If Tenant complies with all of the terms and conditions of this Lease, the Security Deposit or any balance thereof shall be returned to Tenant within thirty (30) business days of the expiration of the Term.

               (e) ASSIGNMENT. Landlord may assign and deliver the Security Deposit to any purchaser of Landlord's interest in this Lease or the Premises or the Project without Tenant's approval, and Landlord shall thereupon be released and discharged from any and all obligations and liabilities related to the Security Deposit. After such transfer, Tenant shall look only to such purchaser for any recovery of the Security Deposit to which Tenant is entitled. In the event of any valid assignment of this Lease by Tenant, Landlord shall not be required to return the Security Deposit to Tenant, but only to Tenant's valid assignee.

        3.09   CHARGE FOR PROVIDING UTILITY AND EXTRAORDINARY PROPERTY AND
SERVICES.

               (a) SEPARATELY SUBMETERED UTILITY SERVICE. Unless otherwise set forth herein, all premises in the Project are separately submetered by Landlord to measure the consumption of electrical power, natural gas and domestic water usage therein. Tenant shall pay for such utility charges directly to Landlord (or to the utility company if so directed by Landlord), within ten (10) days of receipt by Tenant at the Premises of the bill for same. Tenant's failure to so pay shall be a default under this Lease. Tenant shall have the right, at any time that the local utility will allow, to have a separate meter installed to directly measure Tenant's usage and to directly bill Tenant. All costs associated with installing such separate meter shall be borne by Tenant.

               (b) EXTRAORDINARY SERVICE. Any property or services, other than those Landlord has agreed to provide Tenant under this Lease, provided by Landlord to or for the benefit of Tenant shall be at Tenant's expense, including a surcharge of five percent (5%) to cover Landlord's administrative costs. Landlord shall advise Tenant in writing of the estimated cost to furnish such
property or service.   If the same is approved in writing by Tenant, Landlord
shall furnish such property or service and thereafter notify Tenant of the amount due and Tenant shall make such payment on or before ten (10) days following the date such notice is given. Such extraordinary property and services shall include, without limitation, providing extraordinary janitorial services (those not normally provided for Office and Retail tenants as reasonably determined by Landlord).

        3.10 APPARATUS REQUIRING EXCESSIVE UTILITIES USAGE. Tenant shall not, without the prior written consent of Landlord, connect to any utility service, including, but not limited to, electrical, water, sewer or natural gas, requiring amounts of such utility service in excess of that required for the equipment listed in Tenant's Construction Plans as set forth on Exhibit F as approved in writing by Landlord. If Tenant shall install in the Premises any equipment requiring utilities in excess of the approved equipment list in Tenant's Construction Plans, Tenant shall pay for such excessive utilities usage. Tenant agrees to pay Landlord promptly upon demand (but not more frequently than monthly), for all excess utilities consumed, at the rates charged for such utilities by the public utility or governmental or quasi-governmental department furnishing the same, plus any additional expense incurred by Landlord in keeping accounts of the utilities consumed.

        3.11 LANDLORD'S RIGHT TO MAKE TENANT'S REPAIRS. If Tenant does not make, within thirty (30) days after written notice from Landlord, proper repairs or alterations in accordance with Section 6.04 and 6.05 or, if the nature of the repair or alternation is such that more than thirty (30) days are required for its performance and Tenant does not diligently continue the cure to completion, Landlord may make such repairs or alterations without liability to Tenant for any loss or damage which may accrue to Tenant's property, Improvements or business by reason thereof. Upon completion of such repairs or alterations, Landlord shall notify Tenant of the cost of any such repair or alteration expenses, and Tenant shall reimburse Landlord therefore pursuant to and in accordance with the provisions of Section 3.02.

        3.12 OPTION TO PERFORM LEASE COVENANTS. If Tenant shall fail to pay any sum of money, other than monies required to be paid to Landlord hereunder, or shall fail to perform any other act on its part to be performed hereunder, Landlord may, without waiving or releasing Tenant from any obligations of Tenant and upon prior written notice to Tenant, make any such payment and perform any other such act. All sums so paid by Landlord and all costs incurred in performing such acts (including reasonable attorney's fees), together with interest thereon at the rate provided in Section 3.13, shall be payable by Tenant upon demand, and Tenant hereby covenants to pay any and all such sums.

        3.13 INTEREST. Interest shall be charged to Tenant on late payments of Base Rent, Operating Expense Payment and other sums due under this Lease from the date such payment is due until received by Landlord, at the greater of (a) one and one-half percent (1 1/2%) per month or (b) at a floating rate equal to five (5) percentage points over the base rate then being charged by Bank of Hawaii, but not to exceed the maximum rate of interest allowed by law.

        3.14 TENANT'S COST. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense.

        3.15 CASHIER'S OR CERTIFIED CHECKS. If for any reason Tenant's check for Base Rent and/or Operating Expense Payment is returned unpaid by Tenant's bank to Landlord more than one (1) time in any twelve (12) month period, then, for the remainder of the Term, Landlord, in its sole discretion, may require Tenant to pay Base Rent and Operating Expense Payment by cashier's or certified check.

        3.16 ADDITIONAL RENT. All amounts required to be paid by Tenant to Landlord hereunder, exclusive of Base Rent, but specifically including Operating Expense Payments, shall be deemed to be additional rent.

                                    ARTICLE 4
                    CONDITION, USE AND OCCUPANCY OF PREMISES

        4.01 TENANT'S INSPECTION AND ACCEPTANCE OF THE PREMISES. Notwithstanding anything contained herein to the contrary, Tenant understands and agrees that the Premises, Building and Project are "AS IS, WHERE IS AND WITH ALL FAULTS", and Landlord has not made and does not make any warranties or representations of any kind, expressed or implied, as to the condition, zoning, merchantability or state of repair or fitness of the Premises, Building or the Project for any particular purpose, the availability of utilities to the Premises, Building or Project, the likelihood of appreciation in value of the Premises, Building or Project, the existence of violations of building setbacks or building restrictions, or as to the compliance of the Premises, Building or Project with any applicable county, state or federal statute, ordinance, rule or regulation or as to any other matter whatsoever pertaining to the Premises, Building or Project. Tenant accepts all risks of any defects or deficiencies in the Premises, Building or Project, whether known or unknown, and Tenant acknowledges that Landlord makes no expressed warranties of any kind except as specifically set forth in this Section 4.01(c) below, and hereby disclaims all implied warranties of any nature whatsoever pertaining to the Premises, Building or Project.

               (a)  [Intentionally Omitted]

               (b) EXISTING PREMISES. As to all other Premises, Tenant, by Tenant's execution of this Lease, represents and agrees that Tenant has inspected the Premises, or has been provided an opportunity to inspect the Premises which Tenant has declined, and, excluding any Improvements yet to be completed by Landlord as specified in Exhibit F, if any, Tenant accepts the Premises in its current condition or has provided Landlord with a written statement listing all damage and defects. Tenant agrees the Term of this Lease shall commence even if there are defects or damage to the Premises, if the Premises are occupiable as reasonably determined by Landlord.

               (c)  REPRESENTATIONS OF LANDLORD AS OF THE COMMENCEMENT DATE:
Notwithstanding this Section 4.01 to the contrary, Landlord represents and warrants that as of the execution date of this Lease:

                    (i) all Improvements installed by Landlord as specified in Exhibit F are and/or will be of new and good quality and free from defects and in full compliance with all relevant regulatory requirements;

                    (ii) to the best of Landlord's knowledge the Building, of which the Premises is a part, is structurally sound and the roof of over the Premises is free of leaks; and

                   (iii) to the best of Landlord's knowledge no Hazardous Material in violation of applicable laws are located on the Premises.

        4.02 PERMITTED USE OF PREMISES. The Premises may be used only for the purpose set forth in Section 1.01 (f) and for no other purposes, and may be occupied by no more than the number of persons set forth in Section 1.01 (f), except as consented to in writing by Landlord. Notwithstanding the foregoing to the contrary, Landlord acknowledges that from time to time Tenant will have meetings, sessions or conferences in the Premises and Tenant represents and warrants to Landlord that any such meetings, sessions or conferences (i) will be held in accordance with the terms of this Lease and all applicable local laws, ordinances and codes, and (ii) will not interfere with the rights and quiet enjoyment of any other tenant in the Project. Tenant acknowledges that neither Landlord nor any agent or employee of Landlord has made any representation or warranty with respect to the Premises or Project or with respect to the suitability of the Premises or Project for Tenant's intended use, except as may be expressly set forth in this Lease.

        4.03 LEGAL COMPLIANCE. Tenant will comply, at its own expense, with all laws and ordinances and governmental rules and regulations applicable to the Premises and Landlord will comply at its own expense, with all laws and ordinances and governmental rules and regulations applicable to the portions of the Project other than tenant premises. Landlord agrees to cooperate with and assist Tenant in obtaining, processing or receiving any and all permits necessary to install Tenant's Improvements previously approved by Landlord.
Such cooperation and assistance shall not involve any cost to Landlord.

        4.04 PROHIBITED USE OF PREMISES. No use shall be made of the Premises, nor act done in or about the Premises, which will increase the existing rate of any insurance upon the Building or Project, nor shall any use be made of the Premises which would cause Landlord to be in default under the Ground Lease, mortgage or other lien on Landlord's estate. Any deficiencies found in a fire inspection by any governmental authority or Landlord's insurance carrier shall be immediately corrected by Tenant, at Tenant's sole cost and expense. Tenant shall not commit or allow to be committed any waste upon the Premises, or any public or private nuisance or other act or thing which disturbs the quiet enjoyment of any other tenant in the Project, nor shall Tenant use any apparatus, machinery or device in or about the Premises which shall cause any substantial noise or vibration, or which shall overload the floor of the Premises. If any of Tenant's machines or equipment should disturb the quiet enjoyment of any other tenant in the Project, then Tenant shall provide adequate insulation, or take such other action as may be necessary or required by Landlord to eliminate such disturbance.

        4.05 RULES AND REGULATIONS. Landlord, for the proper maintenance, safety, order, cleanliness and efficient operation of the Building and the Project, may from time-to-time make, amend and enforce rules and regulations applicable to tenants of the Building or Project (the "Rules and Regulations"). Such Rules and Regulations may be applicable to all tenants of the Project or, because of the differing uses of the Project, may be only applicable to tenants of a certain Premises Type. The Rules and Regulations in force at the date hereof are those set forth in Exhibit C. Tenant shall observe and comply with all Rules and Regulations of which Tenant receives written notice. Any failure to so observe and comply shall constitute a default under this Lease. Landlord shall not be liable or responsible to Tenant for the violation of any Rules or Regulations by any other tenant or occupant of the Building or Project.

        4.06   PARKING AND AUTOMOBILES.

               (a) NON-PREMISES PARKING FACILITIES. Tenant shall have use of the number of parking spaces in the Project parking facilities outside the area of the Premises, on an unassigned, tandem or reserved basis, as shown in Section
1.01 (g), if any. The fee charged for Tenant's use of such non-Premises parking spaces shall be established by Landlord from time-to-time in accordance with the prevailing market rate; however, in no event shall the amount charged for said spaces be less than the initial monthly fee shown in Section 1.01 (g). Tenant shall not sublease or otherwise rent to others any of Tenant's parking spaces in the Project. The location of the non-Premises parking spaces shall be determined by Landlord and may from time to time be relocated within the Project parking facilities, all in the sole discretion of Landlord. Tenant and Tenant's Employees shall enter into such parking agreements (herein called "Parking Agreements") that Landlord or any operator of the Project parking facilities may request from time-to-time. Failure by Tenant or Tenant's Employees to execute, or to perform or comply with any provision of, the Parking Agreement shall constitute an event of default under this Lease. In the event Landlord becomes unable to provide the number of parking spaces agreed upon above by reason of government regulation, condemnation or damage, then such inability shall not constitute a breach of this Lease on the part of Landlord.

               (b) VALIDATED PARKING. If Landlord at any time concludes, in its sole judgment, that validated parking for the Project would be advisable, Landlord shall have the right to enforce validated parking in the parking facilities of the Project by controlled entrances or otherwise and upon such terms and conditions as Landlord shall, at its sole discretion, stipulate from time-to-time. In such event, the revenues derived from such validated parking program shall belong to Landlord; PROVIDED, HOWEVER, all Tenant parking referred to in Section 1.01(g) and Exhibit E shall be at no additional cost to Tenant under any such validated parking program.

               (c) MISCELLANEOUS. Tenant and Tenant's Employees shall not store vehicles in parking spaces or otherwise within the Project, bring upon the Project any junk vehicles, make repairs to any vehicles while within the Project, drive or park any vehicle on landscaped areas or on sidewalks, exceed the speed limits posted upon the Project, allow any vehicle with an oil or anti-freeze leak to remain on the Project, or post, place or otherwise display any sign, picture, placard, poster or sandwich board in, on or attached to any vehicle parked in or upon the Project. Tenant and Tenant's Employees shall observe all rules for guest parking established by Landlord. Landlord shall not be responsible for any loss of or damage to any vehicle while upon the Project.

               (d) VALET PARKING BY TENANT. Subject to the same being provided in accordance with the provisions of this Lease and the Rules and Regulations, Tenant from time to time may provide valet parking services for Tenant's
clients, agents and invitees.   Tenant shall enter into a written agreement with
such valet parking service provider, the terms of which shall be subject to the prior written approval of Landlord.

        4.07 COMMON AREAS. in addition to the Premises, Tenant shall, as an appurtenance thereto, have full right of access to the Premises over and across the Common Areas and the non-exclusive right to use the Common Areas in connection with Tenant's use of the Premises; subject, however, to the rights of other tenants and to the Rules and Regulations.

        4.08   ADVERTISING.

               (a) SIGNS. Tenant shall not inscribe any inscription or post, place or in any manner display any sign, notice, picture, placard or poster, or any advertising matter whatsoever, anywhere in or about the Premises, at places visible (either directly or indirectly as an outline or shadow on a glass pane) from anywhere outside the Premises, or in or about the Building or the Project except as permitted under the Rules and Regulations.

          (b) LIMITATION ON DISTRIBUTION OF ADVERTISING. Tenant shall not distribute to any of the other tenants in the Project or to their employees, customers, clients or invitees, affix to vehicles parked in the parking area of the Project, or place or cause to be placed in any of the suites of the Building or any other area of the Project, any notices, advertisements or written solicitations, or solicit or originate, or attempt to originate, any business whatsoever by distributing handbills or literature from any part of the Project, except within the Premises.

        4.09 CARE OF PREMISES. Tenant shall keep and maintain the Premises, including all Improvements, clean and in good condition and repair. All furniture, fixtures and equipment installed or placed in the Premises shall be of first class quality.

        4.10 SECURITY. Tenant shall be solely responsible for providing security for the Premises and Landlord shall have no responsibility therefor.

        4.11   [Intentionally Omitted]

        4.12 QUIET ENJOYMENT. Upon Tenant's payment of the Base Rent and additional rent herein provided and Tenant's observance and performance of the covenants herein contained on the part of Tenant to be observed and performed, Tenant shall peaceably hold and enjoy the Premises without disturbance from Landlord and Landlord's Employees for the Term; subject, however, to the terms and provisions of the Lease, the Ground Lease described in Article 17 (as presently existing or as amended in the future), or any mortgage of Landlord's estate or interest in the Lease, Premises, Building, or Project.

        4.13 INSPECTION OF PREMISES. Landlord and Landlord's Employees shall have a passkey to the Premises. Tenant will permit Landlord, and Landlord's agents, at all reasonable times during the Term of this Lease (upon not less than twenty-four (24) hours notice), and during any emergency, to enter the Premises to examine the state of repair and condition of the Premises, to make repairs or Improvements and for the purpose of exhibiting the Premises to potential mortgagees, purchasers of the Project and tenants. Landlord also reserves the right to enter the Premises after the Commencement Date to complete Landlord's construction obligation under Exhibit F.

        4.14   [Intentionally Omitted]

        4.15 CHANGE OF BUILDING NAME. Landlord may, in its sole judgment, change the name of the Building or the Project at any time and in any manner.

        4.16   [Intentionally Omitted]

        4.17   [Intentionally Omitted]

        4.18 OTHER TENANTS. Landlord reserves the right to enter into other leases in the Project, in Landlord's sole discretion, without restriction as to the tenants thereunder; and Tenant acknowledges that no representations have been made by Landlord, or Landlord's agents or employees, regarding Landlord's intent or ability to lease or not lease to any specific tenant or class of tenant and that Tenant is not relying, in entering into the Lease, on any specific tenant, class of tenant or number of tenants leasing or not leasing a portion of the Project during the Term of this Lease.

        4.19 NO SIGNS ON STATE PROPERTY. On the Paiea Street side of the Project, between the curb of the street and the beginning of the Land, there is a strip of land owned by the State of Hawaii ("State land"). Tenant shall not place or post any sign, notice, picture, placard or poster upon or within the boundaries of the State Land. Any such item placed upon or therein may be removed and destroyed or otherwise disposed of by Landlord without notice at the sole cost and expense of Tenant.

        4.20 CONDUCT OF TENANT'S EMPLOYEES. Tenant shall be responsible for the conduct of Tenant's Employees when upon or within the Project. If any of Tenant's Employees shall fail to observe the Rules and Regulations, or otherwise shall fail to conduct themselves in a responsible manner, Tenant shall promptly, but in not event later than fourteen (14) days following written notice from Landlord, remove and bar such Tenant Employee from the Premises and Project. Landlord's written notice shall provide reasonable detail as to the infraction. Failure of Tenant to comply with this Section shall be a default under the Lease. Notwithstanding anything contained in this Section 4.20 to the contrary, Tenant shall be required to comply with this provision to the extent such is not in violation of a union agreement or applicable federal, state or local law.

        4.21 CONSUMPTION OF ALCOHOLIC BEVERAGES. Consumption of alcoholic beverages shall be allowed only within the Premises. It shall be within the sole discretion of Tenant whether to allow such consumption. In no circumstances shall Tenant or Tenant's Employees consume, or carry open containers of, alcoholic beverages outside of the Premises.

        4.22 SMOKING AND EATING IN COMMON AREAS. Smoking, and consumption of beverages and food is not allowed in the interior Common Areas of the Building.


                                    ARTICLE 5
                          SERVICES PROVIDED BY LANDLORD

        5.01   STANDARD SERVICES.

               (a) UTILITIES AND JANITORIAL SERVICE. Provided that Tenant shall not be in monetary default hereunder, the following services shall be provided by Landlord in Common Areas of the Project and, if applicable, portions of the Premises within the Building: Landlord agrees to furnish Tenant with unheated water to public restrooms, electricity for lighting and other normal use (but in no event more than the Premises' pro rata share of electricity available for the Project) and restroom facilities and supplies. Landlord shall also furnish customary janitorial and cleaning services to the Office premises, as reasonably determined by Landlord, within the Premises on the basis of five
(5) days per week, at reasonable intervals shall wash both sides of the exterior windows of the Building. Within the Premises, Building standard light bulbs shall be replaced by Landlord's maintenance staff at Tenant's expense. Tenant shall be responsible for all janitorial and cleaning not provided by Landlord. All such services will be rendered in accordance with the Rules and Regulations.

               (b) AIR CONDITIONING. For Office type premises, provided Tenant shall not be in monetary default hereunder, Landlord shall provide as part of such Premises, routine air conditioning system maintenance which system shall be separately submetered for electrical consumption and charges pursuant to the provisions of Section 3.09 (a) hereof. Landlord may install an air conditioning system timing or other energy saving device in the Premises which Tenant agrees to operate in accordance with instructions received from Landlord. Landlord will be responsible for the routine maintenance of the air conditioning system within the Premises, the cost of which will be included in Operating Expenses.

               (c) COMMON AREA MAINTENANCE. Except as otherwise herein provided, Landlord will use best efforts to maintain the public and Common Areas of the Project, such as stairs, lobbies, corridors and restrooms, in good order, condition and repair.

               (d) KEYS. Landlord shall provide to Tenant up to four (4) outside door keys or cards for access to the Building. Tenant shall be responsible for the cost of additional keys or cards. Landlord may at any time change the lock or reprogram card access in Landlord's sole discretion and shall immediately thereafter provide Tenant with four (4) new outside door keys or cards. Tenant shall collect keys and cards from any of Tenant's Employees who terminate employment with Tenant.

        5.02 LIMITATION ON LIABILITY. Unless caused by Landlord's failure to make payment for such utilities or services after receipt by Landlord of Tenant's payment for its full share of same or except to the extent that gross negligence of Landlord or Landlord's Employees is the proximate cause of such damage, Landlord shall not be liable for any damages caused by the utilities and services described under Section 5.01, or for the interruption, malfunction or curtailment of any of said utilities and services caused by maintenance, labor disturbances or labor disputes (whether caused by Landlord or otherwise), accidents, repairs, wars, riots, termination of electrical power by Landlord pursuant to Section 3.09 (a) or other causes, nor shall Landlord be liable, except as provided in Section 11.01 hereinbelow, for loss of or injury to persons or property, however occurring, through or in connection with or incidental to the furnishing of any of the foregoing. No such interruption, malfunction, termination or curtailment shall relieve Tenant from any of its obligations under this Lease or constitute or be construed as a constructive or other eviction of Tenant or disturbance of Tenant's use and possession of the Premises or breach by Landlord of any of its obligations hereunder.

        5.03 SERVICE CONTRACTS. Any service which Landlord may or is required to furnish pursuant to the provisions of this Lease may, at Landlord's option, be furnished from time-to-time in whole or in part by employees of Landlord or by the managing agent of the Project or by one or more third persons.

                                    ARTICLE 6
            TENANT IMPROVEMENTS, ALTERATIONS, REPAIRS AND RENOVATIONS

        6.01 CONSENT REQUIRED. Tenant shall make no alterations, additions or improvements in or to the Premises without Landlord's prior written consent which shall not be unreasonably withheld or delayed, and then only upon such conditions as Landlord may reasonably impose. All such work shall be done at such times and in such manner as Landlord designates and in full compliance with all requirements of governmental authorities having jurisdiction, including obtaining a valid building permit prior to commencement of work. Tenant shall reimburse Landlord for all reasonable costs and expenses incurred by Landlord in connection with Tenant's work including, but not limited to, the review of all Construction Plans, any future plans and construction observation by Landlord's representatives. Landlord shall provide a written estimate of such expenses upon Tenant's request.

        6.02 LIEN PROTECTION. Before commencing any work, Tenant shall reasonably satisfy Landlord that Tenant has sufficient resources to pay for such work or if requested by the Ground Lessor or any mortgagee of Landlord shall secure, at Tenant's sole cost and expense, a completion and lien indemnity bond, satisfactory to Ground Lessor or any mortgagee of Landlord, for said work. Any mechanic's lien application filed against the Premises, Building or Project for work claimed to have been done for, or materials claimed to have been furnished to Tenant, shall be discharged by Tenant, by bond or otherwise, within ten (10) days after the filing thereof.

        6.03 OWNERSHIP. All alterations, additions, or improvements to the Premises, whether temporary or permanent, made either by Landlord or Tenant, shall be for the benefit of and owned by Landlord, shall not be removed unless otherwise provided for in this Lease or consented to in writing by Landlord, and shall be an integral part of the Premises. Notwithstanding anything contained in this Section 6.03 to the contrary and Tenant not being in default of this Lease, this provision shall not apply to the trade fixtures, machinery and movable equipment of Tenant, and the same may be removed from the Premises by Tenant at any time without Landlord's consent provided that Tenant shall repair all damage to the Premises and any remaining Improvements caused by or resulting from such removal and shall leave the Premises in a clean and orderly condition.


        6.04   LEGALLY REQUIRED. Except as may be otherwise provided in Section
4.01 of this Lease, if, during the Term, any change, alteration, addition or correction shall be required by any governmental authority to be made in or to the Premises or any portion thereof, Landlord shall first give its written consent thereto and such change, alteration, addition or correction shall then be made by, and at the sole expense of, Tenant.

        6.05 REPAIRS BY TENANT. Tenant will promptly make all repairs to the Premises necessary to meet Tenant's obligation under Section 4.09. Within thirty
(30) days after written notice from Landlord to do so, Tenant shall repair and make good all defects which this Lease requires. Tenant hereby waives any right to make repairs at Landlord's expense or to deduct the cost thereof from the Base Rent or any other sums to be paid hereunder by Tenant. Tenant shall not make changes to locks on doors or add, disturb or in any way change any plumbing, electrical, mechanical or air-conditioning system without first obtaining the written consent of Landlord which shall not be unreasonably withheld or delayed unless such changes affect the capacity of the electrical, plumbing or mechanical systems of the Project in which event the consent of Landlord shall be at its absolute discretion. Tenant shall give Landlord prompt written notice of any damage to, or defect in, any water or other pipes or plumbing, electric light or other fixtures, equipment or appurtenances of the Premises. All damage or injury done to the Premises by Tenant or by any persons who may be in or upon the Premises shall be promptly repaired by Tenant, in quality and style not less than as originally installed by Landlord or Tenant, to the reasonable satisfaction of Landlord. All repairs to the structure of the Buildings shall be done by or under the direction of Landlord as provided in
Section 7.02 hereinbelow. Except as otherwise provided in this Lease, Landlord shall have no obligation to repair the interior of the Premises or any improvements therein; PROVIDED, HOWEVER, Landlord may, at its option, cure Tenant's default under this Section as provided in Section 3.11.

        6.06 IMPROVEMENT OF THE PREMISES. Tenant, at Tenant's sole cost and subject to the requirements of this Article and Exhibit F, shall make all improvements to the Premises necessary for Tenant's occupancy and use thereof.


                                    ARTICLE 7
                      IMPROVEMENTS AND REPAIRS BY LANDLORD

        7.01 ALTERATIONS, ADDITIONS OR CAPITAL IMPROVEMENTS BY LANDLORD. Landlord may make any alterations, additions or improvements which Landlord may deem necessary or desirable for the preservation, safety, improvement, or efficient operation of the Premises, or Project, or to comply with any laws, codes, regulations or ordinances now or hereafter in effect, or for the purpose of reducing operating expenses or energy requirements of the Building or Project, provided that Landlord shall not materially interfere with Tenant's use of the Premises (including Tenant's parking stalls) except in an emergency. Landlord reserves the right to make further improvements, alterations, additions or renovations to the Premises, Buildings and Project in Landlord's sole discretion. Landlord also reserves the right to reduce the area of the Land upon which the Building and Project are located, and to use the portion of the Land removed from the Project for any purpose whatsoever; PROVIDED, HOWEVER, any such reduction of the area of the Land shall not reduce Landlord's ability to provide Tenant with such parking as set forth herein.

        7.02 REPAIR OF STRUCTURAL ELEMENTS. Landlord shall repair the structural elements of the Building, including, without limitation, those within the Premises, and restore the same to the condition existing immediately prior to such damage, provided that Landlord shall not materially interfere with Tenant's use of the Premises except in an emergency. Landlord shall commence to make repairs under this Section within thirty (30) days following receipt of a written notice from Tenant of the need for such repairs. In no event shall rent be abated nor shall Landlord have any liability for the interruption of or interference with Tenant's business, due to Landlord's making, or failure to make, repairs pursuant to this Section. The obligation of Landlord to repair hereunder shall be subject to the operation of Article 13 of this Lease. Except as otherwise set forth in this Lease to the contrary, Tenant shall have no obligation to repair any structural element of the Building unless such repair is occasioned by Tenant's negligence or willful misconduct.

        7.03 REPLACEMENT OF CEILING, ETC.. Landlord reserves and shall have the right to install, repair, replace, maintain and remove, at its sole discretion, any ceiling, ceiling light fixtures or ceiling sprinkler system; air-conditioning equipment; water, electric, telephone and other utility lines; and all types of ducts, conduits and other facilities serving other portions of the Building, or other buildings, which may pass through the Premises, provided that Landlord shall not materially interfere with Tenant's use of the Premises except in an emergency.

        7.04 IMPROVEMENTS TO THE PREMISES. Except as set forth in Exhibit F, Landlord shall not be obligated to make any improvements to the Premises prior to the Commencement Date hereof.


                                    ARTICLE 8
                  TENANT ASSIGNMENT, SUBLETTING AND MORTGAGING

        8.01 CONSENT REQUIRED. Tenant shall not, without the prior written consent of Landlord which shall not be unreasonably withheld or delayed, assign, mortgage, pledge, encumber or otherwise transfer this Lease or any interest herein, or sublet or abandon the Premises, or any part thereof, or any parking space or other area used by Tenant within the Project. The term "sublet" shall include, without limitation, any permitted use of the Premises by any party other than Tenant, but shall exclude the permitted use of the Premises by "independent representatives" as that term is used as of the date hereof by Tenant in it business operations. Any of the foregoing acts, without such consent shall be void and constitute a default under this Lease. Notwithstanding the above and Tenant not otherwise being in default of this Lease, Landlord's approval shall not be required for an assignment or sublease of the Premises to a person or entity controlling, controlled by or under common control with Tenant, or into or with which Tenant merges, or to which Tenant sells substantially all of its assets provided that in all cases such person or entity has financial net worth equal to or greater than Ten Million Dollars ($10,000,000). Any such consent by Landlord shall not release Tenant from any of Tenant's obligations hereunder, or be deemed to be a consent to any subsequent assignment, mortgage, pledge, encumbrance, transfer or subletting.
No assignment, subletting, mortgaging, pledge, encumbrance or transfer may be made by Tenant if there is any default by Tenant under the terms of this Lease.

        8.02   ADDITIONAL CONDITIONS TO ASSIGNMENT OR SUBLEASE.

               (a) Tenant shall give Landlord at least sixty (60) days written notice of Tenant's desire to assign or sublease, accompanied by a description of the terms thereof, an identification of the proposed assignee or sublessee and proof of their financial responsibility.

               (b) Tenant shall pay Landlord all costs and expenses incurred by Landlord in connection with any assignment or sublease, including, but not limited to preparation of the consent document, review by and consultation with Landlord's legal counsel, securing credit reports, administrative overhead and the like.

               (c) The proposed assignee or sublessee shall execute an agreement pursuant to which it shall agree to perform and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease.

               (d) An executed copy of the assignment or sublease and the agreement described in Section 8.02 (c), shall be delivered to Landlord prior to the assignee or sublessee taking possession of the Premises.

               (e) Seventy-five percent (75%) of any monies or the value of other economic consideration received by Tenant from such assignment or subletting (except that attributable to the amortization over the Lease Term of Improvements made to sublet a portion of the Premises and that attributable to the amounts payable by Tenant as to the sublet portion of the Premises, which costs shall be subject to audit by Landlord) shall be payable to Landlord without reducing any other Tenant obligation under this Lease.

               (f) If Tenant provides Landlord such notice pursuant to Section 8.02(a), Landlord may by thirty (30) days written notice to Tenant elect to terminate the Lease. Such termination shall not be effective before the date of the proposed assignment or sublease as specified by Tenant's notice under
Section 8.02 (a).

        8.03 MORTGAGE. Tenant shall not have the right to mortgage or otherwise encumber its leasehold interest in the Premises, but may only encumber its interest in fixtures, equipment, installations and Improvements that are not attached to, built into or considered part of the Premises.

        8.04 CHANGE OF CONTROL. If at any time during the Term, the ownership of Tenant shall be changed as a result of sale of assets, transfer of stock, transfer of partnership interest, merger, consolidation or otherwise so as to result in a change of the controlling interest in Tenant, Tenant shall give immediate notice thereof to Landlord. Unless Tenant shall furnish reasonable adequate assurance that there has been no reduction in the financial responsibility of Tenant as a result of any such change, Landlord may terminate this Lease at any time after receipt of such notice, or if such notice shall not be given, after discovery by Landlord of such change of controlling interest by giving Tenant sixty (60) days written notice of such termination. A "reduction in the financial responsibility of Tenant" shall occur if (a) there is a material diminution in the tangible net worth of Tenant, or (b) the debt equity ratio of Tenant is materially increased from that in effect as at the Commencement Date. For the purposes of this Section 8.04, "controlling interest" shall mean such person or entity with more than 66 2/3% of the beneficial interest in Tenant. A transfer of stock or a partnership interest in Tenant shall not be deemed to effect a change of control if the transferor controls, is controlled by or is under common control with Tenant.


                                    ARTICLE 9
               SUBORDINATION, ATTORNMENT AND MORTGAGE REQUIREMENTS

        9.01 SUBORDINATION. This Lease shall be subject to and subordinate at all times to the Ground Lease, and to such mortgages, liens and encumbrances as are now on or as Landlord may hereafter impose on the Project, Building or Premises, and on Landlord's interest or estate herein without the necessity of any further instrument or act on the part of Tenant to effectuate such subordination. Said liens shall include, without limitation, the lien of a mortgage executed in part to secure a loan to pay for the construction of Improvements upon the Land or in the Project. In confirmation of such subordination, Tenant agrees to promptly execute and deliver any instrument that the Ground Lessor or lien holder may require to evidence such subordination, and Tenant hereby irrevocably appoints Landlord its attorney-in-fact to execute and deliver such instruments on behalf of Tenant should Tenant refuse or fail to do so within ten (10) days after a request is made therefor. Said appointment of Landlord as Tenant's attorney-in-fact is coupled with an interest and irrevocable. Tenant shall not be required to effectuate such subordination to any mortgage, nor shall Landlord be authorized to effect such subordination on behalf of Tenant, unless the mortgagee named in such mortgage shall first agree in writing for the benefit of Tenant, that so long as Tenant is not in default under any of the provisions, covenants or conditions of this Lease, that neither this Lease nor the rights of Tenant hereunder shall be terminated or modified or be subject to termination or modification, nor shall Tenant's possession of the Premises be disturbed or interfered with, by any action or proceeding to foreclose said mortgage.

        9.02 REQUIREMENTS OF LANDLORD'S MORTGAGEE AND GROUND LESSOR. In the event any mortgagee of Landlord shall elect to have this Lease, in whole or in part, as a lien prior to its mortgage, then, upon such mortgagee notifying Tenant in writing to that effect, this Lease shall have priority over the lien of such mortgage to the same extent as if the same had been placed on record prior to such mortgage. In the event any proceedings are brought for the foreclosure of, or in the event of the exercise of the power of sale under, any mortgage, whether or not this Lease is terminated by such foreclosure or sale, Tenant agrees that it will, upon request by the purchaser, attorn to the purchaser upon any foreclosure or sale and recognize such purchaser as Landlord under this Lease, and agrees to execute on request a non-disturbance and attornment agreement with any such purchaser, it being the intent hereof that if this Lease should be terminated by such foreclosure or sale, it shall, upon request by such purchaser, be reinstated as a lease between such purchaser and Tenant. In the event that any mortgagee of Landlord's interest hereunder shall take possession of the Premises prior to or pending foreclosure pursuant to the terms of such mortgage, Tenant agrees upon request of such mortgagee to attorn to such mortgagee as provided in the immediately preceding sentence. If the Ground Lessor shall require, Tenant shall attorn to it and this Lease shall then continue in effect in the event of termination of the Ground Lease. Tenant, upon request of any party in interest, shall execute upon presentation such instrument or instruments as shall be requested to carry out the requirements of this Section.

        9.03 ESTOPPEL CERTIFICATES. Tenant shall, at any time and from time-to-time, upon not more than ten (10) days following receipt of written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect), the dates to which the rental and other charges, if any, have been paid in advance and the amount of Tenant's Security Deposit, if any, and acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, and that there are no events or conditions, then in existence which, with the passage of time or notice or both, would constitute a default on the part of Landlord hereunder, or specifying such defaults, events or conditions, if any are claimed, and addressing other items required by Landlord. It is expressly understood and agreed that any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Premises, Building or Project. Tenant's failure to deliver such statement within such time shall, at the option of Landlord, constitute a default under this Lease and, in any event, shall be conclusive evidence that this Lease is in full force and effect without modification except as may be represented by Landlord in any such certificate prepared by Landlord and delivered to Tenant for execution.

        9.04 LEASE AMENDMENT, FINANCIAL INFORMATION. Should a prospective mortgagee or purchaser of the Project require financial statements relating to Tenant, Tenant shall provide the requested balance sheets and income statements upon the understanding that such information shall be kept confidential.


                                   ARTICLE 10
                           SALE OF LANDLORD'S INTEREST

        10.01 SALE OF LANDLORD'S INTEREST. Landlord shall have the right to sell, convey, transfer or assign all or any part of its interest in the Premises, Building or Project, or all or any of its rights and obligations under this Lease, without prior notice to or the consent of Tenant.

        10.02 TENANT ATTORNMENT. Tenant shall attorn to any purchaser or assignee under Section 10.01.

        10.03 SALE OR ASSIGNMENT BY LANDLORD. Landlord shall be automatically freed and relieved from all liability respecting the performance of any covenants or obligations on the part of Landlord contained in this Lease upon a sale, conveyance or assignment of its interest in the Premises, Building or Protect except as to the obligations already accrued. Upon any such sale, conveyance or assignment, the buyer, grantee or assignee shall become responsible for all of the covenants and conditions herein contained and on the part of Landlord to be observed or performed after the time of such sale or conveyance.


                                   ARTICLE 11
                  INDEMNITY AND RISK OF INJURY, LOSS AND DAMAGE

        11.01 INDEMNITY. Tenant, as a material part of the consideration to Landlord for this Lease, will and does hereby assume all risk of bodily injury, wrongful death and/or property damage occasioned by any accident or nuisance made or suffered in the Premises, except where such injury, death or damage is caused by the gross negligence or willful misconduct of Landlord or Landlord's Employees, or resulting from any failure on the part of Tenant to maintain the Premises in a safe condition. Tenant hereby waives all claims in respect thereof against Landlord and Landlord's Employees, and acknowledges that this assumption of risk by Tenant has been bargained for in determining rent and other obligations of Tenant under this Lease. Tenant hereby agrees to indemnify and save harmless Landlord and Landlord's Employees from and against any and all claims, loss, cost and liability for bodily injury, wrongful death and/or property damage by any persons (including, without limitation, Tenant's Employees and Landlord's Employees) arising out of, caused or occasioned by, or resulting from any accident, fire or nuisance in the Premises, or failure to maintain the Premises, except where such injury, death or damage is caused by the gross negligence or willful misconduct of Landlord or Landlord's

Employees or the failure of Landlord, after reasonable written notice, to repair any structural defect, in which cases Landlord hereby agrees to indemnify and defend Tenant from and against any and all such claims, loss, cost and liability. Without limitation, Tenant will indemnify and save harmless Landlord and Landlord's Employees against and from any and all claims by or on behalf of any person or persons, firm or firms, corporation or corporations, arising from the conduct or management of any work or thing whatsoever done by Tenant or Tenant's Employees in or about the Project, or from transactions of Tenant concerning the Premises, and will further indemnify and save Landlord and Landlord's Employees harmless against and from any and all claims arising from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, or arising from any act or negligence of Tenant or Tenant's Employees, and shall reimburse Landlord the costs, attorneys' fees, expenses and liabilities incurred in connection with any such claim or any action or proceeding brought thereon. Tenant and Landlord further agrees that in case of any claim, demand, proceeding, action or cause of action, threatened or actual, against Landlord relating to a matter which Landlord shall be entitled to indemnification hereunder, upon Landlord's written request, Tenant shall defend Landlord at Tenant's expense by counsel mutually satisfactory to Landlord, Tenant and their respective insurance carriers. If Landlord does not request such defense or Tenant does not provide such defense, then Tenant will reimburse Landlord as aforesaid, and agrees to cooperate with Landlord in such defense, including, but not limited to, the providing of affidavits and testimony upon request of Landlord.

        11.02 NON-LIABILITY OF LANDLORD. Tenant, as a material part of the consideration to Landlord for this Lease, will and hereby does assume all risk of loss or damage to furniture, fixtures, supplies, merchandise, and other property, by whomsoever owned, stored or placed in, upon or about the Premises, and does hereby agree that Landlord will not be responsible for loss or damage to any such property, unless caused by the gross negligence or willful misconduct of Landlord or Landlord's Employees, and waives all claims in respect thereof against Landlord and Landlord's Employees and acknowledges that this assumption of risk by Tenant has been bargained for in determining rent and other obligations of Tenant under this Lease. Tenant hereby agrees to indemnify and save harmless Landlord from and against any and all claims for such loss or damage, other than damage caused by the gross negligence or willful misconduct of Landlord or arising out of a defect which Landlord is required hereunder to repair and has failed to remedy within a reasonable time after having been given written notice. Without prejudice to the generality of the foregoing, Landlord shall not be liable for any damage to any property entrusted Landlord or Landlord's Employees, nor for damage to any property at any time stored or kept in the Premises or any other part of the Building or Project, arising from rain or from any other water which may leak, issue or flow from any part of the Project, or from the pipes or plumbing from the same or any other place or quarter, nor for any damage to property in the Project caused by theft or accident involving elevators, or for damage of any character arising out of defects of construction of the Project, the Premises or any machinery, equipment, electrical wiring or facility therein or failure or breakdown thereof, or from lack of repair or proper operation of the same, or from any other cause unless the cause be a defect which Landlord is required hereunder to repair and Landlord shall have failed to remedy such defect within a reasonable time after written notice.

                                   ARTICLE 12
                                    INSURANCE

        12.01 PUBLIC LIABILITY AND PROPERTY DAMAGE. Tenant shall procure at Tenant's expense and keep in force during the Term and any extension thereof, commercial general liability insurance insuring Landlord, Tenant, any mortgagee of Landlord's and/or Tenant's interest in this Lease, and such other parties as Landlord may specify, against any liability arising out of the use, occupancy or maintenance of the Premises and all areas appurtenant thereto by Tenant and Tenant's Employees. Such insurance shall be written by a company reasonably acceptable to Landlord and have reasonable minimum limits set by Landlord from time-to-time, but not less frequently than every three (3) years during the Term, based on acceptable minimum limits used for similar properties at the time of such setting. Initially, such limits shall not be less than Five Hundred Thousand Dollars ($500,000.00) for property damage against claims for property damage per single occurrence with an aggregate of One Million Dollars ($1,000,000), and One Million Dollars ($1,000,000.00) for bodily injuries including death of persons per single occurrence with an aggregate of Three Million Dollars ($3,000,000). Such insurance shall be primary and shall insure performance by Tenant of the provisions of Section 11.01; PROVIDED, HOWEVER, that the limits of such insurance shall not limit the liability of Tenant under
Section 11.01.

        12.02 INSURANCE ON PERSONAL PROPERTY, IMPROVEMENTS AND BUSINESS INTERRUPTION. Tenant shall procure at its own expense and will keep in force during the Term and any extension thereof, insurance on all Improvements and Tenant's trade fixtures, merchandise and personal property in the Premises, with fire, extended coverage, vandalism, malicious mischief and ceiling sprinkler leakage protection, with a responsible insurance company authorized to do business in the State of Hawaii and otherwise reasonably acceptable to Landlord, in an amount as near as practicable to the full replacement cost of such Improvements, trade fixtures, merchandise and personal property, in the joint names of Landlord, Tenant, any mortgagee of Landlord's and/or Tenant's interest in this Lease, and such other parties as Landlord may specify, as their interests may appear. All proceeds shall be payable in case of loss to Tenant, and Tenant will pay all premiums on such insurance when due. Notwithstanding anything in Section 13.01 hereinbelow to the contrary, in every case of loss or damage to such Improvements, trade fixtures, merchandise and personal property, Tenant, with all reasonable speed, will use all proceeds of such insurance for rebuilding, repairing or otherwise reinstating the Improvements, trade fixtures, merchandise and personal property, in a good and substantial manner and Tenant will make up from its own funds any deficiency in such insurance proceeds. Landlord may elect to maintain such insurance, which would insure against loss of the Improvements, and in such event, upon written notice to Tenant from Landlord, Tenant will be relieved of the requirement of this Section of the Lease but only as to Improvements. The cost of any such insurance shall be an Operating Expenses as provided in Section 2.09. The foregoing provisions shall not affect the requirement of business interruption insurance which Tenant must carry and Tenant may keep the proceeds thereof for its own account. The amount of business interruption insurance shall be sufficient for Tenant to make all payments required under this Lease as well as all other continuing obligations of Tenant respecting its operations in the Premises for a period of twelve (12) months.

        12.03 NOTICE TO LANDLORD. Each insurance policy required under the provisions of this Article 12 shall provide that it cannot be canceled without not less than thirty (30) days prior written notice to Landlord and any such mortgagees and, if obtainable, shall provide for notice to Landlord and any such mortgagees if not renewed at the expiration thereof. A current certificate that each such policy is in effect and, if required by Landlord, a true copy of each such policy shall be deposited with Landlord and any such mortgagees by Tenant at the commencement of the Term and renewed thereafter so as to be kept current at all times.

        12.04 RECIPROCAL WAIVERS OF SUBROGATION. Landlord hereby waives on behalf of itself and on behalf of its insurance carrier, if any, any claim which Landlord might otherwise have against Tenant or Tenant's Employees arising out of any loss or damage, including consequential loss or damage, to any property of Landlord within the Premises, Building or Project from any risk required to be insured against by Landlord. Tenant hereby waives, on its behalf and on behalf of its insurance carrier, if any, any claim which Tenant might otherwise have against Landlord or Landlord's Employees arising out of loss or damage, including consequential loss or damage, to any property of Tenant within the Premises, Building or Project from any risk required to be insured against by Tenant.

        12.05 OTHER PROVISIONS. Each policy of insurance required to be maintained by Tenant hereunder shall contain such further provisions and be with such insurance carriers as the Ground Lessor and any mortgagee holding an interest in the Premises, Building or Project may require.

        12.06 BLANKET INSURANCE. Tenant may fulfill its obligations under this Article by maintaining a "blanket" policy or policies of insurance covering other properties besides the Premises; provided that by specific endorsement thereto coverage of the Premises is maintained at or above the level required hereunder.


                                   ARTICLE 13
                             DAMAGE AND RESTORATION

        13.01  REPAIRS BY LANDLORD.

               (a) If the Premises, not including Improvements, or any portion of the Building shall be damaged or destroyed during the Term by any casualty insurable under standard fire and extended coverage policies, or if the Building shall be damaged by any other type of casualty to an extent which is less than twenty-five percent (25%) of what had been the assessed value of the Building for real property tax purposes immediately prior to such other type of casualty, Landlord shall, except as otherwise provided in this Lease and subject to any delay or inability from causes beyond its control, repair and rebuild the same substantially to its condition immediately prior to such damage or destruction. If Landlord elects under Section 12.02 to insure Improvements to the Premises, Landlord shall also repair and rebuild the Improvements hereunder.

               (b) If the Building shall be totally destroyed or damaged to the extent of twenty-five percent (25%) or more of what had been its assessed value for real property tax purposes immediately prior to the casualty and such casualty shall not have been insurable under standard fire and extended coverage policies, then Landlord may, at its option, either terminate this Lease or elect to repair such damage or rebuild the Building. If Landlord elects to repair or rebuild the Building, it shall perform such repair or rebuilding as provided in
Section 13.01 (a), and rent shall be abated proportionately as provided in
Section 13.04. Within thirty (30) days after any such casualty Landlord shall notify Tenant whether Landlord intends to repair or rebuild the Building. If Landlord elects not to repair or rebuild, this Lease shall terminate without further notice, Tenant shall immediately vacate the Premises and all further obligations of both parties hereunder shall cease (other than those which shall theretofore have accrued), effective as of the date on which Tenant vacate or ceases doing business in the Premises. If such damage or destruction occurs and the Lease is not terminated by Landlord, this Lease shall remain in full force and effect, and Landlord and Tenant waive the provisions of any law to the contrary.

               (c) Landlord's obligation under this Section shall in no event exceed the scope of the work done by Landlord in the original construction of the Building and Premises, nor the scope of the work done in the construction of the Improvements (if Landlord shall be obligated to repair or rebuild the Improvements hereunder).

        13.02 CONTINUATION OF BUSINESS. During any period of reconstruction or repair of the Premises and/or the Building, Tenant shall continue the operation of Tenant's business in the Premises to the extent reasonably practicable from the standpoint of good business practice.

        13.03  REPAIRS BY TENANT. Notwithstanding anything contained in Section
13.01 to the contrary (except any obligation of Landlord to repair or rebuild the Improvements), in the event of any damage or destruction affecting the Premises, Tenant shall, unless this Lease is terminated pursuant to Section
13.01 (b), forthwith replace or fully repair all Improvements, exterior signs, trade fixtures, equipment, display cases and other property originally installed by Tenant in the Premises.

        13.04 ABATEMENT OF RENT. During any period in which, by reason of any damage or destruction to the Premises and/or Building, there is substantial interference with the operation of Tenant's business in the Premises, Base Rent shall be abated proportionately according to the extent to which Tenant may be required to discontinue Tenant's business in the Premises. Such abatement shall continue for the period commencing with such destruction or damage and ending with the completion by Landlord of such repair or rebuilding work as Landlord is obligated to perform pursuant to this Lease.


                                   ARTICLE 14
                                  CONDEMNATION

        14.01 TERMINATION OF LEASE AS TO PORTION TAKEN. If the Premises or any part thereof or interest therein (including Landlord's ability to provide Tenant with parking as set forth herein) is taken by condemnation (other than a temporary taking, which is provided for in Section 14.06), this Lease shall terminate as to the part so taken upon the earlier of the time possession or title thereof vests in the condemnor.

        14.02 LANDLORD'S OPTION TO TERMINATE. If (a) any part of or interest in the Premises is taken by condemnation or (b) a substantial portion of the Building or Project is taken by condemnation and Landlord shall decide to discontinue the use or operation of the Building or to demolish, alter or rebuild the same as a result of such taking, then Landlord shall have the right to terminate this Lease by giving Tenant written notice of termination within sixty (60) days after such taking. Any such termination shall be effective as of the last day of the calendar month next following the month in which such notice is given.

        14.03 TENANT'S OPTION TO TERMINATE. If more than twenty-five percent (25%) of the Premises is taken by condemnation and the remaining part is thereby rendered reasonably unfit for Tenant's use, Tenant may terminate this Lease by giving Landlord written notice of termination within fifteen (15) days after possession is lost or title passes, whichever shall first occur unless Landlord is able to relocate Tenant as provided in Section 4.14 or is able to replace the portion of the Premises so taken within thirty (30) days of the effective date of the termination of the Lease. Any such termination shall be effective as of the last day of the calendar month next following the month in which such notice is given.

        14.04 REDUCTION OF RENT. If part of the Premises is taken by condemnation (other than a temporary taking which is provided for in Section
14.06 hereinbelow) and neither Landlord nor Tenant shall terminate this Lease as provided herein, then this Lease shall continue as to the part of the Premises not taken and the Base Rent shall be reduced in the same proportion as the Net Rentable Area of the Premises shall have been reduced as a result of such taking, and Tenant's Proportionate Share shall be recalculated.

        14.05 RIGHT TO COMPENSATION. In the event of any taking described in Sections 14.01, 14.02 or 14.03, all compensation and damages payable or to be paid for or by reason of such taking shall be payable to and be the sole property of Landlord without any apportionment to Tenant, and Tenant hereby assigns to Landlord any right to compensation or damages for its leasehold interest in the Premises condemned; PROVIDED, HOWEVER, that Tenant shall not be prevented hereby from filing any claim against the condemning authority for the taking of any Improvements, equipment or fixtures owned by Tenant and for moving expenses. Termination of this Lease by Landlord pursuant to Section 14.02 or by Tenant pursuant to Section 14.03 shall not affect the respective rights of Landlord and Tenant to compensation and damages.

        14.06 TAKING FOR A LIMITED PERIOD. If the Premises or any part thereof shall be temporarily taken by condemnation for a limited period, this Lease shall not terminate. Tenant shall continue to pay in full all amounts provided for herein, in the manner and at the times herein specified, and, except only to the extent that Tenant is prevented from so doing by reason of any order of the condemning authority,

Tenant shall continue to perform and observe all of the other covenants, agreements, terms and provisions of this Lease as though such taking had not occurred. In the event of any such taking, Tenant shall be entitled to the entire amount paid by governmental authority with respect to governmental occupancy of the Premises during the Term (whether paid by the authority as damages, rent or otherwise), and in the event any such governmental occupancy extends beyond the date of termination of this Lease, all such amounts paid by governmental authority shall be prorated as of the date of termination of this Lease. Landlord shall have a lien on all amounts payable to Tenant and may require Tenant to assign the same to Landlord to be held without interest as security for the payment of rent and other sums that shall be payable by Tenant during such period. Tenant covenants that at the termination of any such limited taking prior to the expiration or earlier termination of this Lease, Tenant will restore the Premises and Improvements therein as near as reasonably possible to the condition that the same were in prior to such taking.


                                   ARTICLE 15
                                DEFAULT BY TENANT

        15.01 DEFINITION OF DEFAULT. Tenant will be in default under this Lease if any of the following events occur:

               (a) Tenant shall fail to pay Base Rent, Operating Expense Payment or any other amount on the date the same becomes due and such failure continues for five (5) days following Tenant's receipt of Landlord's written notice thereof.

               (b) Tenant shall fail to increase the Security Deposit as provided in Section 3.08(b) or to replenish the Security Deposit as provided in
Section 3.08(c).

               (c)  Tenant shall fail to make repairs as provided in Section
6.05.

               (d) Tenant shall fail to observe and comply with the Rules and Regulations.

               (e) Tenant or Tenant's Employees shall fail to perform or comply with any provision of the Parking Agreements to which they are a party.

               (f) Tenant shall fail to remove and bar a Tenant Employee as provided in Section 4.20.

               (g) Tenant shall fail to pay when due any billing for utility consumption under Section 3.09(a) and such failure continues for five (5) days following Tenant's receipt of Landlord's written notice thereof.

               (h) Tenant shall, or shall attempt to, assign, mortgage, pledge, encumber, transfer or sublet the Premises without Landlord's required consent.

               (i) Tenant shall fail to timely deliver an Estoppel Certificate as required by Section 9.03.

               (j) Tenant shall fail to observe or perform any of the other covenants in the Lease which are Tenant's responsibility, and such default shall continue for ten (10) days after written notice thereof is given to Tenant, or, if such default cannot reasonably be cured within said 10-day period, such longer time as may be required, provided that Tenant shall within said period commence such cure and then continue it to completion.

               (k) Tenant shall become bankrupt, or file any debtor proceedings, or any case or proceeding, voluntary or involuntary, shall be filed by or against Tenant as debtor under any provision of the Federal Bankruptcy code or any State statute governing any debtor-creditor rights, which seeks to have an order or decree rendered against Tenant directing any readjustment, arrangement, composition or reduction of Tenant's debts, liabilities or obligations, or making any assignment for the benefit of creditors and such proceedings are not dismissed within ninety (90) days.

               (l) Tenant shall vacate or abandon the Premises, or shall fail to take occupancy of the Premise on the Commencement Date.

               (m) Tenant shall fail to procure insurance and keep such insurance in force as provided in Section 12.01.

               (n) This Lease or any interest of Tenant hereunder shall become subject to any attachment or judgment, or to any lien, charge or encumbrance not consented to by Landlord pursuant to the provisions of this Lease.

               (o) Any guarantor of this Lease shall default under any guaranty of this Lease, or shall repudiate or revoke such guaranty or any obligation under such guaranty.

          15.02 LANDLORD'S REMEDIES.  In the event of any default described in
Section 15.01 or if otherwise provided in this Lease, the following shall be Landlord's remedies:

               (a) RIGHT OF RE-ENTRY. Landlord may at once re-enter and take possession of the Premises without notice and without being deemed guilty of any trespass or becoming liable for any loss or damage occasioned thereby.

               (b) SUMMARY POSSESSION. Landlord may bring an action for summary possession and, in any such action, service of prior notice of default and intent to terminate the Lease or demand for payment are hereby expressly waived.

               (c) REMOVAL OF PERSONS AND PROPERTY. In the event of Landlord's resumption of possession whether by summary proceedings or by any other means, Landlord, or any receiver appointed by a court having jurisdiction, may dispossess and remove all persons and property from the Premises, and any property so removed may be stored in any public warehouse or elsewhere at the cost of and for the account of Tenant, and Landlord shall not be responsible for the care of safekeeping thereof, and Tenant hereby waives any and all claims for loss, destruction, damages or injury which may be occasioned thereby. All property removed from the Premises and not claimed, including payment of all charges incurred by Landlord in the removal and storage of such property, within forty-five (45) days of removal shall be considered abandoned. All abandoned property may be destroyed or disposed of by Landlord in any manner in its sole discretion, including by public or private sale. All proceeds from such sale shall be applied, in order, to expenses of sale, to cost of removal and storage, to all amounts owed by Tenant to Landlord and, lastly, any balance shall be paid over to Tenant.

               (d) DAMAGES, ATTORNEYS' FEES AND COSTS. Landlord may recover from Tenant all damages, attorneys' fees and costs which may be incurred by Landlord as a result of any default of Tenant hereunder, including the expense of recovering possession.

               (e) ELECTION TO TERMINATE LEASE. Landlord may terminate the Lease. No re-entry or taking of possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease, unless a written notice that this Lease is terminated is given by Landlord to Tenant, or a judicial order is secured stating that this Lease is terminated. The effective date of a termination of this Lease shall be as of the date set forth or provided in the notice or order.

               (f) RELETTING OF PREMISES. Landlord may, without terminating this Lease, relet for the account of Tenant the Premises or any part thereof, for all or any portion of the remainder of the Term, to a tenant or tenants satisfactory to Landlord, and at such rental or rentals as may, in the exercise of reasonable effort, be obtained, with the right to Landlord to put the Premises in good order and condition and to make reasonable alterations and repairs to facilitate such reletting at Tenant's expense, and Landlord shall receive such rentals and apply them, first to the payment of the expense of recovering possession of the Premises and the re-renting thereof, including without limitation, all attorneys' fees and brokers' commissions, together with such expenses as Landlord may have incurred in putting the Premises in good order and condition or in making such alterations and repairs, and then to the payment of rent and to the fulfillment of the covenants of Tenant, the balance, if any, to be paid over to Tenant; PROVIDED, HOWEVER, that Tenant shall remain liable for any deficiency, which deficiency Tenant agrees to pay monthly as the same may accrue. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

               (g) LIQUIDATED DAMAGES. If the Lease is terminated by Landlord by reason of Tenant's default, Landlord shall be entitled to recover from Tenant liquidated damages in an amount equal to the excess, if any, of the then cash value of rent payable by Tenant for the balance of the Term, over the reasonable rental value of the Premises at the time of such termination, for the same period and on the same terms, except as to rent. The cause of action for such damage shall accrue upon such termination.

               (h) USE OF SECURITY DEPOSIT. Landlord may apply the Security Deposit to the cure of Tenant's default as provided in Section 3.08(c).

               (i) RIGHT TO CURE. Landlord may, at Tenant's cost and expense, cure a default of Tenant as provided in Section 3.12.

               (j) RIGHT TO MAKE REPAIRS. Landlord may, at Tenant's cost and expense, pursuant to Section 3.11, make repairs Tenant has failed to make.

               (k) TERMINATION OF ELECTRICAL POWER. Upon a failure to pay for electrical power under Section 3.09(a), Landlord may cease providing electrical service to the Premises without further notice.

               (l) SEPARATE SUITS. Landlord shall have the right to divide its causes of action hereunder so as to permit separate suits for summary possession of the Premises, and for Base Rent and additional rent under the Lease, and no institution of a suit or entry of judgment thereunder shall bar Landlord from a subsequent suit or be deemed an election of remedies by Landlord.

        15.03 REMEDIES ARE CUMULATIVE. Each and all of the remedies given to Landlord hereunder are cumulative and the exercise of one remedy by Landlord shall not impair Landlord's right to any other remedy.


                                   ARTICLE 16
                                   TERMINATION

        16.01 SURRENDER OF THE PREMISES. At the expiration or sooner termination of this Lease, Tenant will surrender and deliver to Landlord possession of the Premises, including all Improvements, in good condition and repair, ordinary use and wear excepted. If there shall be no default on the part of Tenant at the expiration or termination of this Lease, Tenant may, or if Landlord shall so require will, remove all signs and trade fixtures (including all audio/visual equipment) erected or placed upon the Premises and, on Landlord's requirement only, shall also remove any Improvements made or placed in the Premises by Tenant to the extent specified in Section 6.03 and otherwise specified by Landlord on the Construction Plans set forth on Exhibit F contemporaneously with Landlord's approval of same. Tenant shall repair all damage to the Premises and remaining Improvements caused by or resulting from such removal and leave the Premises in a clean and orderly condition, ordinary wear and tear excepted. In the event Tenant shall fail to perform such removal and restoration, Landlord may do so and Tenant, upon demand, will pay to Landlord the cost thereof, plus interest as provided in Section 3.13. This obligation shall survive the expiration or termination of this Lease. Any property left upon the Premises by Tenant at the expiration or earlier termination of this Lease may, at the option of Landlord, be (a) removed and stored by Landlord, at Tenant's cost, or (b) be deemed by Landlord to have been abandoned by Tenant, in which case Landlord may appropriate, destroy or dispose of the same without liability or accountability to Tenant.

        16.02 HOLDING OVER. If Tenant shall remain in possession after the expiration or sooner termination of this Lease, all the terms, covenants and agreements hereof shall continue to apply and bind Tenant so long as Tenant shall remain in possession, insofar as the same are applicable; except, that, if Tenant remains in possession without Landlord's written consent, the Base Rent shall be two (2) times the Base Rent for the last Lease Month of the Term, prorated on a daily basis for each day that Tenant remains in possession, and Tenant shall also be liable to Landlord for any damages resulting from failure to surrender possession. If Tenant remains in possession with Landlord's written consent, such tenancy shall be month-to-month, terminable by either party by not less than twenty-five (25) days written notice prior to the end of a Lease Month.


                                   ARTICLE 17
                                  GROUND LEASE

        17.01 GROUND LEASE. The Land described in Exhibit B is owned in fee by Loyalty Development Company, Ltd., a Hawaii corporation. The Land is leased to Landlord under ground lease dated April 14, 1981, filed with the Office of the Assistant Registrar of the Land Court of the State of Hawaii as Document No. 1063148, as amended and restated by instrument dated November 22,1985, filed as aforesaid as Document No. 1344011 and as may be further amended from time to time (the "Ground Lease").


                                   ARTICLE 18
                              LANDLORD'S LIABILITY

        18.01 LANDLORD'S FAILURE TO PERFORM. Landlord shall not be deemed to be in default in the performance of any obligation required by this Lease unless Landlord has failed to perform such obligation within thirty (30) days after written notice by Tenant to Landlord. The notice shall specify what obligation Landlord has failed to perform. If the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, Landlord shall not be in default if Landlord within thirty (30) day period commences to cure the default and then continues the cure to completion. No such default by Landlord shall constitute grounds for canceling this Lease. If Landlord does not perform any such obligations within said thirty (30) day period or, if the nature of the obligation is such that more than thirty (30) days are required for its performance and Landlord does not reasonably continue the cure to completion, Tenant may, after a ten (10) day written notice of its intent to cure such default and failure of Landlord to cure or commence such cure within such ten (10) day period, perform such obligation and bill Landlord for the reasonable cost of same. Landlord shall promptly pay Tenant for all such reasonable costs incurred and upon Landlord's failure to reimburse Tenant within sixty (60) days following

Landlord's receipt of Tenant's bill, Tenant shall have the right to offset such amount against Base Rent notwithstanding any other provision of this Lease to the contrary.

        18.02 NOTICE TO LANDLORD'S MORTGAGEES. Tenant agrees to give all mortgagees, under mortgages of any interest of Landlord in the Premises, Building or Project, by registered mail, a copy of any notice of failure to perform served upon Landlord; provided that prior to such notice Tenant has been notified, in writing, of the address of any such mortgagee. Tenant further agrees that, if Landlord shall fail to cure such failure to perform within the time provided for in this Lease, before Tenant pursues its other remedies any such mortgagee shall have an additional sixty (60) days within which to cure the default, or if such default cannot be cured within that time, then such additional time as may be necessary, provided that such mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default within such sixty (60) days.

        18.03 LIMITATION ON LIABILITY OF LANDLORD AND MORTGAGEE. In the event Landlord is a trust or partnership, if Landlord fails to perform any covenant or obligation on the part of Landlord contained in this Lease, Tenant may proceed only against the trust or partnership and may recover only from the assets of the trust or partnership. Tenant shall have no right to proceed against or recover from any trustee or partner of Landlord, individually or collectively, or Landlord's Employees, except to the extent provided in the preceding sentence. The liability of any mortgagee who succeeds to the interest of Landlord under this Lease by foreclosure, deed in lieu of foreclosure or otherwise shall be limited to such mortgagee's interest in the Project.


                                   ARTICLE 19
                                  MISCELLANEOUS

        19.01 NO LIGHT, VIEW OR AIR EASEMENT. Any diminution or shutting off of light, view or air by any structure which may be erected on the Land or on land adjacent to or in the vicinity of the Premises (including any structure erected on any portion of the Land removed from the Project) shall in no way affect this Lease, abate rent or otherwise impose any liability on Landlord.

        19.02  TIME OF ESSENCE. Time is of the essence of this Lease.

        19.03 BROKERAGE COMMISSIONS. Unless stated otherwise in Exhibit E - Special Conditions, Landlord and Tenant represents that they have dealt directly with each other in connection with this Lease and that no brokers negotiated, or are entitled to any commission in connection with, this Lease. Landlord and Tenant agree to indemnify each other against, and hold each other harmless from, all liabilities and costs (including, without limitation, attorneys' fees incurred by Landlord) arising from the claims of any broker based upon acts of the indemnifying party.

        19.04 EXECUTION BY LANDLORD. The submission of this Lease for examination does not constitute a reservation of or option to lease the Premises, and this Lease shall become effective as a lease only upon execution and delivery by both Tenant and Landlord.

        19.05 RENEWAL. Unless otherwise stated in Exhibit E - Special Conditions, Landlord shall have no obligation to extend or renew this Lease, or to enter into another lease of the Premises with Tenant upon expiration of this Lease. Upon expiration of this Lease, Landlord may lease the Premises to whomever it chooses for the operation therein of a business that is the same as or different from that operated by Tenant in the Premises.

        19.06 COST AND ATTORNEY'S FEES. In the event of any action or proceeding brought by either party against the other based upon or arising out of any breach of the terms and conditions hereof, the prevailing party shall be entitled to recover all reasonable costs, including reasonable attorneys' fees, from the other. Tenant also agrees to pay all cost and reasonable attorneys' fees which may be incurred or paid by Landlord in enforcing without litigation any of the covenants, conditions or agreements contained in this Lease, and all such amounts shall be deemed payable upon demand. If Landlord becomes involved in any action, threatened or actual, by or against anyone not a party to this Lease, but arising by reason of or related to any act or omission of Tenant or Tenant's Employees, Tenant agrees to pay Landlord's reasonable attorneys' fees and other reasonable costs incurred in connection with such action.

        19.07 LANDLORD'S CONSENT. If Landlord's approval or consent is required in this Lease, unless otherwise specifically provided to the contrary, such approval or consent may be granted or denied by Landlord at its sole discretion and Landlord shall not be required to provide Tenant with an explanation for the denial of any approval or consent.

        19.08 NOTICE. All notices required or permitted hereunder shall be in writing and may be delivered for all purposes by being (a) sent as registered or certified mail, postage prepaid, return receipt requested, nationally recognized overnight express service or by telecopy addressed to Tenant at its post office address hereinbelow set forth, or to Landlord at its post office address hereinbelow set forth or at such other post office address as Landlord may from time-to-time designate in writing by notice to

Tenant, or (b) delivered personally to Tenant (if Tenant is an individual), to a general partner of Tenant (if Tenant is a partnership), or to an officer or director of Tenant (if Tenant is a corporation). Any such notice shall be conclusively deemed to have been delivered upon the earlier of (a) actual receipt of mail or telecopy, or (b) two (2) days after the date of such mailing. If there is more than one Tenant, delivery of notice to any one thereof shall be construed as notice to all Tenants. All notices shall be made to:

        IF TO TENANT:    Ed Jacobs, President
                         National Telephone & Communications, Inc.
                         2801 Main Street
                         Irvine, California 92614
                         Fax:  714-251-8085

        With copy to:    National Telephone & Communications, Inc.
                         Legal & Regulatory Department
                         Attn: Dale R. DeForge
                         2801 Main Street
                         Irvine, California  92614
                         Fax:  714-224-7751


        IF TO LANDLORD:  Paiea Properties
                         550 Paiea Street, Suite 102
                         Honolulu, Hawaii  96819
                         Attn:  Property Management
                         Fax:  808-833-3046

        19.09 SEVERABILITY. If for any reason any of the provisions of this Lease shall be unenforceable or ineffective, all of the other provisions shall remain in full force and effect.

        19.10 WAIVER. Landlord's failure to take advantage of any default or breach of covenant on the part of Tenant shall not be construed as a waiver thereof, nor shall any custom or practice which may grow up between Landlord and Tenant in the course of administering this Lease be construed to waive or to lessen the right of Landlord to insist upon the performance by Tenant of any term, covenant or condition hereof, or to waive or lessen the right of Landlord to exercise any remedies given Landlord due to any default by Tenant. A waiver by Landlord of a particular breach or default shall not be deemed to be a waiver of the same or any other subsequent breach or default. The acceptance of Base Rent or any other sum due hereunder shall not be, or be construed to be, a waiver of any breach of any term, covenant or condition of this Lease, whether or not Landlord has knowledge of such breach at the time of such acceptance.

        19.11 SUCCESSORS. Except as otherwise provided, all of the covenants, agreements, terms and conditions contained in this Lease shall be for the benefit of and binding upon Landlord and Tenant and their respective heirs, personal representatives, successors and permitted assigns.

        19.12 JOINT AND SEVERAL OBLIGATIONS. In any case where this Lease is signed by more than one Tenant, the obligations hereunder shall be joint and several.

        19.13 CHOICE OF LAW. This Lease shall be governed by and construed in accordance with the laws of the State of Hawaii.

        19.14 ARTICLE AND SECTION HEADINGS. The article and section headings herein are for convenience of reference, and shall in no way define, limit or describe the scope or intent of any provisions of this Lease.

        19.15 SHORT-FORM LEASE. This Lease shall not be recorded by either Landlord or Tenant; PROVIDED, HOWEVER, that upon request by Landlord, Tenant will execute and deliver a recordable short-form of this Lease, stating the names of the parties, the Term, the description of the Premises, and the nature of any options for renewal. Landlord will supply the short-form Lease and Tenant will pay to Landlord a reasonable fee for the preparation and recordation of such short-form Lease including, without limitation, reasonable attorneys' fees. Tenant shall pay the amount of the State of Hawaii conveyance tax as a result of this Lease, if any.

        19.16 FORCE MAJEURE. Unless otherwise specifically provided herein, if either Landlord or Tenant shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, labor disputes or disturbances, inability to produce materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or any other reason of a like nature not the fault of the party delayed in performing work or doing acts required by this Lease, then performance of such act shall be excused for the period of the delay, and the period for the performance of such act shall be extended for a period equivalent to the period of such delay; PROVIDED,

HOWEVER, that this Section shall not operate to excuse Tenant from the prompt payment of Base Rent, Operating Expense Payment or other sums required by this Lease to be paid by Tenant.

        19.17  HAZARDOUS MATERIALS.

               (a)  DEFINITIONS.

                    (i) As used in this Lease, the term "Hazardous Materials Laws" means and includes all federal, state or local laws, ordinances or regulations, now or hereafter in effect, relating to environmental conditions, industrial hygiene or Hazardous Materials on, within, under or about the Project.
                    (ii) As used in this Lease, the term "Hazardous Materials" means and includes all radioactive materials, asbestos, organic compounds known as polychlorinated biphenyls, chemicals known to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous wastes, toxic substances, and any and all other substances or materials defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," or "toxic substances" under, or for the purposes of, the Hazardous Materials Laws.

                   (iii) As used in this Lease, the term "Hazardous Discharge'' means any event involving the use, deposit, disposal, spill, release or discharge of any Hazardous Material on, within or under the Project.

                    (iv) As used in this Lease, the term "Hazardous Materials Claims" means and includes (1) any and all enforcement, clean-up, removal, mitigation or other governmental or regulatory actions instituted, or to the best of Tenant's knowledge contemplated or threatened, in respect of the Project pursuant to any Hazardous Materials Laws, and (2) any and all claims made or to the best of Tenant's knowledge contemplated or threatened, by any third party against Tenant or any other person or entity seeking damages, contribution, cost recovery, compensation, injunctive relief or similar relief resulting from any Hazardous Discharge or from the existence of any Hazardous Material on, within or under the Project.

                    (v) As used in this Lease, the term "Hazardous Material Contamination" means the contamination (whether presently existing or hereafter occurring) of the Improvements, facilities, soil, groundwater, air or other elements on or of the Premises by Hazardous Material, or the contamination of the buildings, facilities, soil, groundwater, air or other elements on or of any other property as a result of Hazardous Material at any time emanating from the Premises.

                    (vi) As used in this Lease, the term "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment (including, but not limited to the abandonment or discarding of barrels, containers, and other receptacles containing any Hazardous Material).

                  (vii) As used in this Lease, the term "Reportable Quantity" means that quantity of a material as set forth in 40 C.F.R. Part 302.

                 (viii) As used in this Lease, the term "Adverse Environmental Impact" means (i) Release of a Hazardous Material in a Reportable Quantity or
(ii) any material adverse impact on human health or the quality of any property.

          (b)  REPRESENTATIONS OF LANDLORD REGARDING PREMISES.

                    (i) Notwithstanding any other provision in this Lease to the contrary, Landlord hereby warrants, covenants and represents to Tenant that, with respect to the Premises, except as disclosed in the Environmental Assessment Dated May 16, 1994 performed by RERC Environmental, Inc. (the "Phase I Report"):

                         (1)  to Landlord's best knowledge and belief, it is in
material compliance, without exception, with Hazardous Materials Laws;

                         (2)  Landlord has no present knowledge, directly or
indirectly, of the issuance or threat of issuance by a Governmental Agency of any notice or violation of the Hazardous Materials Laws by the Landlord or a co-tenant;
                         (3)  to Landlord's best knowledge and belief, no
Hazardous Material in violation of applicable laws are located on the Premises in such a manner or condition that results or could reasonably be expected to result in any Adverse Environmental Impact;

                         (4)  to Landlord's best knowledge and belief, no part
of the Premises has ever been used for the disposal, storage, treatment, processing, manufacturing or other handling of Hazardous Material in such a manner as to result in any Adverse Environmental Impact, nor has any part of the Premises been affected by any Hazardous Materials contamination;

                         (5)  Landlord has not obtained and is not required to
obtain any licenses, permits or authorizations pursuant to any Hazardous Materials Laws in order to construct, occupy, operate or use any building, improvements, fixture or equipment constituting any part of the Premises; and

                         (6)  no investigation, administrative order, consent
order and agreement, litigation or settlement with respect to Hazardous Material or Hazardous Material Contamination is proposed, threatened, anticipated or in existence.

               (c)  REPRESENTATIONS OF TENANT REGARDING PREMISES.

                    (i) For the purpose of inducing Landlord to lease to Tenant the Premises, Tenant does hereby represent to and agree with Landlord as follows:

                    (1) Tenant covenants to Landlord that Tenant and Tenant's Employees on, within, under or about the Project will not use, generate, manufacture, treat, handle, refine, produce, process, store, discharge, release, dispose of or allow to exist on, within, under or about the Project, any Hazardous Material, except in full compliance with all applicable Hazardous Materials Laws.

                    (2) If Tenant at any time becomes aware of any Hazardous Discharge, of any Hazardous Materials Claim or any inquiry, test or investigation with respect to the Premises, Tenant will immediately advise Landlord thereof, in writing, and provide to Landlord such detailed reports thereof as may be in Tenant's possession. Landlord shall have the right to join and participate in, as a party if it so elects, any settlements, remedial actions, legal proceedings or actions initiated in respect of any Hazardous Materials Claims.

                    (3) In the event any investigation or monitoring of site conditions or any clean-up, containment, restoration, removal or other remedial work (collectively, the "Remedial Work") is required under any applicable federal, state or local law, by any judicial order, or by any governmental entity as the result of operations or activities upon, or any use or occupancy of any portion of the Premises by Tenant, Tenant shall perform or cause to be performed the Remedial Work in compliance with such law or order. All Remedial Work shall be performed by one or more contractors, selected by Tenant and approved in advance in writing by Landlord, and under the supervision of a consulting engineer, selected by Tenant and approved in advance in writing by Landlord. All costs and expenses of such Remedial Work shall be paid by Tenant, including, without limitation, the charges of such contractor(s), the consulting engineer and Landlord's reasonable attorneys' fees and costs incurred in connection with monitoring or review of such Remedial Work. Notwithstanding such payment by Tenant, Tenant shall be entitled to file a claim for reimbursement under any state or local trust or clean-up fund provided by state or any local governmental entity.

            (d) INDEMNIFICATION. Each party will indemnify such other party against and hold harmless from all reasonable expenses (including reasonable fees of legal counsel), losses, damages (including foreseeable or unforeseeable consequential damages) and liabilities incurred by such other party which may arise out of or may be directly or indirectly attributable to (i) the use, generation, manufacture, treatment, handling, refining, production, processing, storage, Release, discharge, disposal or presence in violation of Hazardous Materials Laws of any Hazardous Materials on, within, under or about the Premises, caused by such party or such party's employees, (ii) such other party's investigation and handling (including the defense) of any Hazardous Materials Claims, whether or not any lawsuit or other formal legal proceeding shall have been commenced in respect thereof, and (iii) such other party's enforcement of this Lease, whether or not suit is brought therefor. The provisions of this paragraph shall survive the expiration, termination, assignment or cancellation of this Lease.

            Landlord will also indemnify and hold harmless Tenant from all reasonable expenses (including reasonable fees of legal counsel), losses, damages (including foreseeable or unforeseeable consequential damages) and liability incurred by Tenant which may arise out of or may be directly or indirectly attributable to the use, generation, manufacture, treatment, handling, refining, production, processing, storage, Release, discharge, disposal or presence of any Hazardous Materials in violation of Hazardous Materials Laws prior to Tenant's lease period.

            (e) SURVIVAL. Each of the covenants, agreements and indemnities of Tenant set forth in this Section shall survive the expiration or earlier termination of this Lease.

            (f) TRANSFER. It shall not be unreasonable for Landlord to withhold its consent to any proposed transfer, assignment or subletting of the Premises if (i) the proposed transferee's anticipated use of the Premises involves the use, handling, storage, generation, treatment or disposal of Hazardous Materials; (ii) the proposed transferee has been required by any prior landlord, lender or governmental authority to take any remedial action in connection with Hazardous Materials contaminating a property if the contamination resulted from such transferee's actions or use of the property in question and transferee has failed to timely comply, or (iii) the proposed transferee is subject to and has failed to comply with an enforcement order issued by any governmental authority in connection with the use, handling, storage, generation, treatment or disposal of Hazardous Materials.

            (g) LANDLORD INSPECTIONS AND TESTS. Landlord and its employees, representatives and agents shall have access to the Premises and the Land during reasonable hours and upon reasonable notice to Tenant in order to conduct environmental inspections and tests of Hazardous Materials contamination of the Premises and Land or for such other reasons as Landlord deems necessary. Such testing shall be at Tenant's expense if Landlord has a reasonable belief that such contamination exists.

               (h) ENVIRONMENTAL CLAIMS. Notwithstanding anything to the contrary hereinabove provided in this Section 19.17, the following shall apply:

                    (i) Whenever Landlord learns of a claim (including but not limited to a governmental notice of violation of any Hazardous Materials Laws) which, if allowed, would or might give rise to a right of indemnification from Tenant (the "Claim"), then before paying the same or making any commitment to pay the same, and within ten (10) days of learning of such claim, Landlord shall give Tenant written notice of the Claim. Tenant shall notify Landlord in writing within (10) days of the giving of notice of the Claim whether Tenant agrees to the merits of the Claim or disputes the same. Failure by Tenant to give notice of dispute shall be deemed an agreement to the merits of the Claim. Any Claim as to which timely notice of dispute is given is referred to hereinafter as a "Disputed Claim".

                   (ii) If Tenant disputes a Claim, Tenant at its sole cost and expense, shall promptly take all steps necessary to defend Landlord against the Claim, and Tenant shall pay any final judgment, award or fine that is entered in connection with the Claim. Landlord shall have the right to participate in any proceedings in connection with the Claim, but so long as Tenant is diligently defending against the Claim, such participation by Landlord shall be solely at its own cost and expense. If Tenant fails to diligently defend against the Claim at its sole cost, Landlord may defend against the Claim as it shall see fit, and Tenant shall be liable to Landlord pursuant to its indemnity obligations as provided above in this Section 19.17.

                   (iii) In the event of any Claim to which Tenant's indemnification obligations apply, Landlord will provide Tenant with reasonable access to such of Landlord's records and such of Landlord's Employees and agents as may be reasonably necessary to enable Tenant to evaluate the Claim, to effectively defend against the Claim, and to otherwise effectively perform its indemnification obligations. In addition, Landlord will use its best efforts to cause such employees and agents to cooperate with Tenant in connection with its investigation and/or defense of the Claim.

                   (iv) If (i) notice of the Claim shall not be given to Tenant or (ii) a Disputed Claim is paid or settled without the consent of Tenant, then no liability shall be imposed on Tenant with regard to that Claim.

                    (v) Nothing in this Section 19.17 shall be construed to make Tenant liable hereunder for any Hazardous Discharge or the presence of any Hazardous Materials affecting the Property except to the extent such Hazardous Discharge or presence was a result of Tenant's own actions or the action of Tenant's Employees, agents, contractors, licensees or invitees.

        19.18 PERIODIC FINANCIAL STATEMENTS TO LANDLORD. As a material inducement to Landlord to execute this Lease, Tenant at all times represents that all financial data and other information provided to Landlord is accurate and discloses fully the financial condition of Tenant in accordance with generally accepted accounting principles. Tenant agrees to provide its annual financial statements to Landlord (i) within ninety (90) days of Tenant's year-end, and (ii) within thirty (30) days following Landlord's written request for same at any time during the Term of this Lease. If Tenant's annual financial statements are not audited and certified as to accuracy by a Certified Public Accountant, then Tenant, in addition to providing the annual financial statements, agrees to provide Landlord with its federal income tax returns for each year contemporaneously with the filing of same.

        19.19 ACKNOWLEDGMENT OF WAVIER OF JURY TRIAL. Landlord and Tenant agree that to the extent permitted by law, each shall and does waive trial by jury in any action, proceeding or counterclaim brought by either against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises or any emergency or statutory remedy.

                                                  Tenant's initials   EJ
                                                                   -----------

        19.20 ENTIRE AGREEMENT. The provisions of this Lease constitute, and are intended to constitute, the entire agreement of Landlord and Tenant regarding the Lease. No terms, conditions, warranties, promises or undertakings of any nature whatever, express or implied, exist between Landlord and Tenant except as expressly set forth in this Lease. Any amendment or modification of this Lease must be in writing and signed by both Landlord and tenant.

        IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.


                              LANDLORD:

                              PAIEA PROPERTIES, a Hawaii limited partnership

                              By:  NIMITZ-PAIEA, INC., its general partner


                              By:  /s/ T. Gregory Kemp
                                   -------------------------------------------
                                   T. Gregory Kemp
                                   Its Vice President


                              TENANT:

                              NATIONAL TELEPHONE & COMMUNICATIONS, INC., a
                              Nevada corporation



                              By:  /s/ Ed Jacobs
                                   -------------------------------------------
                                   Its  President
                                      ----------------------------------------
                              By:

                                   -------------------------------------------
                                   Its
                                      ----------------------------------------

STATE OF HAWAII          )
                         )    SS.
COUNTY OF HONOLULU       )


        On this 22nd day of November, 1996, before me, Sheila A. Tomei, Notary Public, State of Hawaii, duly licensed and sworn, personally appeared T. Gregory Kemp, proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as Vice President of NIMITZ-PAIEA, INC., a Hawaii corporation, which corporation is the sole general partner of PAIEA PROPERTIES, a Hawaii registered limited partnership, and acknowledged that said instrument was signed in behalf of said corporation by authority of its Board of Directors, and the said officer acknowledged said instrument to be the free act and deed of the corporation and the partnership.


                                   WITNESS my hand and official seal.


                                   /s/ Sheila A. Tomei
                                   -----------------------------------------
                                   Notary Public, in and for said State and
                                   County

                                   My Commission Expires:  8-4-98
                                                         -------------------

STATE OF California )
                    )    SS.
COUNTY OF Orange    )



        On this 20 day of November, 1996, before me, Debra A. Checka, Notary Public, State of California, duly licensed and sworn, personally appeared E.R. Jacobs and _____________________________, proved to me on the basis of satisfactory evidence to be the persons who executed the within instrument as President and Chief Executive Officer of NATIONAL TELEPHONE & COMMUNICATIONS, INC., a Nevada corporation, and acknowledged that said instrument was signed in behalf of said corporation by authority of its Board of Directors, and the said officers acknowledged said instrument to be the free act and deed of the corporation.


                                        WITNESS my hand and official seal.


                                        /s/ Debra A. Chuckas
                                        -----------------------------------
                                        Notary Public, in and for said State and
                                        County

                                        My Commission Expires:  July 3, 1998
                                                              ---------------

                                    EXHIBIT A


                       LOCATION OF PREMISES AND FLOOR PLAN



                               EXHIBIT A - Page 1

                                    EXHIBIT B

                                LAND DESCRIPTION
                                       FOR
                              AIRPORT TRADE CENTER
                          [550 PAIEA STREET, HONOLULU]



        All of that certain parcel of land situate at Moanalua, Honolulu, City and County of Honolulu, State of Hawaii, described as follows:

        LOT 3836, area 298,147.0 square feet, more or less, as shown on Map 652, filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii with Land Court Application No. 1074 of the Trustees under the Will and of the Estate of Samuel M. Damon, Deceased;

        Being a portion of the premise described in Transfer Certificate of Title No. 406,734 issued to Loyalty Development Company, Ltd., a Hawaii corporation (the "Ground Lessor") and Assignment of Lease issued to Paiea Properties in Land Court Document No. 1791977 and SUBJECT also to all encumbrances noted on said Transfer Certificate.

        EXCEPTING AND RESERVING THEREFROM all such rights and easements as Landlord and Ground Lessor in their several and sole discretion may from time to time require for overhead wire lines and poles or underground lines, pipes and appurtenances thereto for drains, sewers, water, utilities and any other purposes, services, substances whatsoever over, across and under any portion of said Premises lying between a street boundary thereof and any setback line along such boundary as shown on said Map 652 (herein called the 'service area') or any easement shown on said Map, said reserved right to be exercised in such manner as to cause the least practicable interference with the use and occupancy of such Premises.


                               EXHIBIT B - Page 1

                                    EXHIBIT C

                         STANDARD RULES AND REGULATIONS



        Except as may be otherwise specifically set forth in any provision of the Lease, the following Rules and Regulations shall apply in accordance with
Section 4.05 of the Lease:

        1. CONTROL OF COMMON AREA. The sidewalks, entrances, passages, vestibules, stairways, corridors or halls shall not be obstructed or used for any purpose other than ingress or egress. The halls, passages, entrances, stairways, balconies are not for the use of the general public and Landlord shall in all cases retain the right to control or prevent access thereto by all persons whose presence in the reasonable judgment of Landlord shall be prejudicial to the safety, character, reputation or interest of the Building(s) and its tenants, provided that nothing herein contained shall be construed to prevent such access by persons with whom Tenant normally deals in the ordinary course of its business unless such persons are engaged in illegal activities or are violating terms of the Lease or these Rules and Regulations. Tenant shall not enter the mechanical rooms, air handler area, electrical closets or janitorial closets. All parking ramps and area, pedestrian walkways, and other public areas forming a part of the Building, if any, shall be under the sole and absolute control of Landlord, who shall have the exclusive right to regulate and control these areas.

        2. ACCESS. On all days between the hours of 11:00 p.m. to 6:00 a.m. the following day, access to the Building or to the Premises may be refused unless the person seeking access is known to a tenant and has a key or is otherwise properly identified. Each Tenant shall be responsible for all persons for whom he permits entry to the Building and shall be liable to Landlord for all acts of such persons. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building(s) during the continuance of the same by closing the door or otherwise, for the safety of the tenants and protection of property. Landlord reserves the right to exclude or expel from the Building(s) any person who, in the judgment of Landlord is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of the Lease or these Rules and Regulations.

        3. AIR CONDITIONING. For Office, Retail and Lower Floor Flex space, Tenant shall have an individual air conditioning system which shall be under the control of Tenant as to the temperature setting and hours of its usage; PROVIDED, HOWEVER, Landlord may install a timing or energy saving device on the air conditioning system and Tenant will operate same in accordance with instructions received from Landlord. Tenant shall be solely responsible for the utilities charged for the use of its system. Landlord shall provide routine maintenance of the system as an operating expense in accordance with Tenant's Lease.

        4. EXTERIOR APPEARANCE. Other than as provided in the Construction Plans described on Exhibit F approved by Landlord, no awning or other projections shall be attached to the outside walls of the Building(s) and no window shades, blinds, drapes or other window coverings shall be hung in the Premises without the prior written consent of Landlord. Except as otherwise specifically approved by Landlord, all electrical ceiling fixtures hung in the Premises must be fluorescent, of a quality, type, number, design and bulb color approved by Landlord. No radio or television antenna, loudspeakers, flood lights, flag poles or any other devices shall be installed or attached to the roof or the exterior walls of the Building(s), without the prior written consent of Landlord.

        5. SIGNAGE. These criteria have been established for the purpose of ensuring an outstanding office/retail complex, and for the mutual benefit of all tenants. Conformity will be strictly enforced; any non-conforming or unapproved signs by Tenant must be brought into conformity at the expense of Tenant, or promptly removed without liability.

               Landlord shall administer and interpret the criteria, and Landlord may, in Landlord's sole discretion, grant or withhold consent to any deviation therefrom. Landlord makes no representation or warranty that any signage it has approved will meet the approval of appropriate governmental entities. Tenant is advised that the cumulative effect of signage within the Project may prevent equal signage allotment or treatment among the tenants.

               A.   GENERAL REQUIREMENTS

               (1) No sign shall be installed on the exterior of the Building(s) in which Tenant's demised Premises is located except such sign as shall first have been approved by Landlord, as to color, size, location and design.


                               EXHIBIT C - Page 1

               (2) No sign, picture, advertisement or notice shall be inscribed, exhibited, painted or affixed by any tenant on any part of Premises so as to be seen from the outside of, the Premises or the Building without the prior written consent of Landlord.

               (3) No obstructions or advertising devices of any kind whatsoever shall be placed in front of or in passageways, hallways, lobbies or corridors of the Building(s) by Tenant.

               (4) Interior signs on doors within the Building(s) and directory tablets shall be inscribed, painted or affixed for each tenant by Landlord at the expense of such Tenant, and shall be of a size, color and style acceptable to Landlord.

               (5) Each Tenant shall submit, or cause to be submitted, to Landlord for written approval before fabrication, at least two copies of detailed drawings covering the location, size, layout, design and color of the proposed sign, including all lettering and/or graphics.

               (6) All permits for signs and their installation shall be obtained by Tenant or his representative, at Tenant's expense, prior to installation.

               (7) Tenant shall be responsible for the fulfillment of all requirements and specifications.

               (8) It is Tenant's responsibility to maintain all signs erected. If any sign is not maintained after written notice by Landlord, the sign may be removed by Landlord at Tenant's cost.

               (9) Upon termination of Lease, for any reason, any signs erected by Tenant shall be immediately removed and the Building(s) repaired at Tenant's cost.


          B.   GENERAL SPECIFICATIONS

               (1) Painted lettering will not be permitted, except as specified under Section E (2) of these Rules and Regulations.

               (2)  Flashing, moving or audible signs will not be permitted.

               (3)  Pylon or pole signs will not be permitted.

               (4) All electrical signs shall bear the UL label; and their installation must comply with all local building and electrical codes.

               (5)  No exposed conduit, tubing or raceways will be permitted.

               (6) All cabinets, conductors, transformers and other equipment shall be concealed.

               (7) Electrical service to all signs shall be on Tenant's meter(s).


          C.   CONSTRUCTION REQUIREMENTS

               (1) All exterior signs, bolts, fastenings and clips shall be of hot dipped galvanized iron, stainless steel, aluminum, brass or bronze, and no black iron materials of any type will be permitted.

               (2) All exterior letters or signs exposed to the weather shall be mounted at least 3/4" from the Building wall to permit proper dirt and water drainage.

               (3) Location of all openings for conduit and sleeves in Building walls shall be indicated by the sign contractor on drawings submitted to Landlord. Sign contractors shall install the same in accordance with the approved drawings.

               (4) No labels will be permitted on the exposed surface of signs, except those required by local ordinance which shall be applied in an inconspicuous location.

               (5) All penetrations of the Building structure required for sign installation shall be neatly sealed in a watertight condition.

               (6) Sign contractor shall repair any damage to any work caused by his work.


                               EXHIBIT C - Page 2

               (7) Tenant shall be fully responsible for the operations of Tenant's sign contractors.

               (8) Signs which lack a professional appearance in design and manufacture shall not be allowed.


          D.   DESIGN REQUIREMENTS

               (1) All Tenant storefront entrance/store identification designs shall be subject to the approval of Landlord and shall be in conformance with the City and County of Honolulu Sign Ordinance(s) as applicable.

               (2) Tenant's identification signs shall be designed as an integral part of the storefront in a manner compatible with and complimentary to adjacent and facing storefronts and the overall design concept of the Building(s). Letter size and location shall be approximately scaled and proportioned to the overall storefront design. Maximum letter size shall not exceed 12" for lower case letters and 14" for capital letters. If two lines of copy are required, the total height of the two lines shall not exceed 14".

               (3) Signs perpendicular to the face of the Building(s) or storefront will not be permitted.

               (4) No signs of any sort shall be permitted on canopy, soffits or Building roofs.

               (5) Wording of signs shall not include the product sold, except as part of Tenant trade name or insignia.

               (6) No sign, or any portion thereof, may project above the parapet or top of wall upon which it is mounted.


          E.   MISCELLANEOUS REQUIREMENTS

               (1) Each Tenant will be permitted to place upon each entrance to its Premises an information sign of not more than 144 square inches, indicating hours of business, emergency telephone number, etc., as approved by Landlord in writing prior to installation.

               (2) Each Tenant who has a non-customer door for receiving merchandise may have uniformly applied on said door, in a location as directed by Landlord, Tenant's name and address. Where more than one Tenant uses the same door, each name and address shall be applied. The color and size of letters must receive Landlord's prior written approval.

               (3) Tenant may install on the mall front, if required by the U.S. Post Office, the numbers only for the street address in exact location determined by Landlord. Size, type, and color of numbers shall be as determined by Landlord.

               (4) Floor signs shall be permitted within Tenant's lease line in their store fronts, if approved by Landlord.

               (5) Tenants with two or more entrances in one front may install an additional sign if the entries are recessed a minimum of three feet back of the lease line. The additional sign is to be installed in the recess area, and is limited to the store name only, and the letters shall not exceed 6". All other criteria contained in this sign regulation shall apply and govern such signs also.

               (6) Credit card signs or other decals of any type are not to be affixed to windows or doors. Such signs are to be mounted on their individual stands or pedestals and set back a minimum of 12 inches from the glass line unless otherwise approved by Landlord.


          F.   DIRECTORIES.

               The directories of the Building(s) will be provided exclusively for the display of the name and location of Tenant only and Landlord reserves the right to exclude any other names therefrom. Landlord may reasonably limit the amount of space utilized by any one tenant at Landlord's discretion. Landlord may charge for initial listings and any subsequent changes or additional listings which shall be the sole judgment of Landlord. A building standard sign will be installed by Landlord on or adjacent to Tenant's office entrance door at Tenant's expense. No other signs shall be permitted.


                               EXHIBIT C - Page 3

        6. CONTROL OF NAME. Without the written consent of Landlord, Tenant shall not use the name of the Project in connection with or in promoting or advertising the business of Tenant, except in connection with providing the business address at which Tenant's business may be found. No Tenant shall engage in advertising which in Landlord's opinion, tends to impair the reputation of the Project or its desirability as an of office-commercial complex.

        7. SOLICITORS. Landlord reserves the right to eject from the Project, any solicitors, canvassers or peddlers and any other class of persons who, in the judgment of Landlord, are annoying or interfering with any of Tenant's or Landlord's operations or who are otherwise undesirable. Canvassing, peddling, soliciting and distribution of any written materials on the Project are prohibited and each Tenant shall cooperate to prevent the same.

        8. USE RESTRICTION. The Premises shall be used only for the purpose described in Section 1.01(f) of the Lease. Except as may be specifically permitted in a tenant's Lease, no tenant shall occupy or permit any portion of Premises to be occupied as an office for a public stenographer or typist, or for the manufacture of direct sale of liquor, narcotics, or tobacco in any form or as a medical office, or as a barber shop, hair salon, manicure shop or employment agency. No tenant shall engage or pay any employees on the Premises except those actually working for such tenant on the Premises, excluding only "independent representatives" as that term is used as of this date in Tenant's business operations, nor advertise for laborers giving an address at the Premises. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purposes.

        9. RESTRICTED ACTIVITIES. Other than as provided in the Construction Plans described on Exhibit F approved by Landlord, the following activities are restricted without the prior written consent of Landlord and then only as Landlord may direct. Tenant and its agents, employees or visitors shall not:

               a. Mark, paint, drill into or in any way deface any part of the Premises or the Building(s).

               b.   Bore, string or cut wires.

               c.   Bring animals, bicycles or vehicles into the Building(s).

               d. Prepare or cook any food on the Premises, except coffee, tea, hot chocolate and similar items for Tenant and its employees and business visitors. This restriction shall not apply to Retail tenants, such as restaurants or convenience shops, where the use clause of their lease permits food cooking or preparation.

               e. Install air-conditioning unit, engine, boiler, machinery or similar apparatus.

               f. Operate any hand truck in spaces other than the Premises or in the public corridors of the Building(s) except those equipped with rubber tires and side guards.

               g.   Bring firearms or explosives onto the Premises.

               h. Install, maintain or operate vending machines of any description on the Premises, except for the exclusive use of Tenant and Tenant's Employees.

               i. Use of the water supplied by Landlord not separately metered for other than drinking and toilet purposes.

               j. No windows, glass doors or any other light sources that reflect into the lobbies or other places of the Project shall be obstructed or covered except in a manner approved in writing by Landlord.

               k. No water cooled condenser or other water cooled apparatus shall be used by Tenant, except upon such conditions as are established by, and with the written consent of, Landlord.

        10. PROHIBITED ACTIVITIES. The following activities are strictly prohibited and shall not be conducted by Tenant and its agents, employees or visitors:

               a. Make or permit to be made any unseemly or disturbing noises, sounds or vibrations, or otherwise disturb or interfere with occupants of this nor neighboring buildings or premises or those having business with them by the use of any musical instrument, radio, phonograph, unusual noise, or in any other way.

               b. Use toilet, wash basins and other plumbing fixtures for any purpose other than those for which they were constructed, and no sweeping, rubbish rags or other substances shall be thrown therein. All damage resulting from any misuse of such fixtures shall be borne by Tenant or Tenant's Employees.


                               EXHIBIT C - Page 4

          c. Throw anything out of doors, windows, or down the public corridors, stairwells or other areas of the Building(s) nor shall Tenant place or allow to be placed any object on ledges or lanais of the Building(s).

          d. Smoke, drink or eat in elevators, vestibules, entrances, passages, stairways, corridors, hallways or restrooms. Open food or beverages shall not be allowed in these areas.

          e. Bring or keep in the Premises any inflammable, combustible or explosive fluid, chemical, or substance nor do or permit anything to be done in the Premises, or bring or keep anything therein which shall in any way increase the rate of fire insurance on the Building(s) or on the property kept therein, or obstruct or interfere with the rights of other tenants or in any way injure or annoy them, or conflict with the regulations of the Fire Department or the fire laws, or with any insurance policy upon the Building or any part thereof, or with any rules and ordinances established by the Board of Health or other governmental authority.

          f. No Tenant shall cause or permit any unusual or objectionable odors to be produced upon or permeate from the Premises.

          g. All windows are to be kept closed during periods when the Building(s) is being air-conditioned.

          h. Overload the floors or the elevators or in anyway violate the structural integrity of the Building(s).

        11. CLOSING PRECAUTIONS. Each Tenant shall, before leaving the Building close and securely lock all windows and doors of the Premises, turn off all water faucets or water apparatus, and turn off all electrical equipment (including air conditioning system but excluding any required night lighting) within the Premises. Tenant will be responsible for all injuries sustained by Landlord's other tenants or occupants of the Building(s) due to Tenant's default or carelessness.

        12. KEYS AND LOCKS. No locks or bolts other than those provided by Landlord shall be placed on any doors without the written consent of Landlord. A total of four keys per lock will be furnished to Tenant by Landlord. Additional keys will be provided by Landlord upon Tenant's request at Tenant's cost. Lock cylinders and keys shall be changed by Landlord at Tenant's expense upon receipt of written request from Tenant. All keys will be surrendered upon termination of Lease. Janitor and contract cleaners will be provided with a passkey to Tenant's Premises unless Tenant declines in writing and thereby understands that Landlord will not be responsible for providing janitorial services and emergency access to the Premises.

        13. DOORS. All doors opening onto public corridors shall be kept closed during business hours, and, during non business hours, locked, except when in use for ingress or egress.

        14. TENANT EQUIPMENT. All equipment and any other devise of any electrical or mechanical nature shall be placed by Tenant in the Premises so as to absorb or prevent any vibration, noise or annoyance to other tenants of the Project. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires or stringing of wires will be allowed without the prior written consent of Landlord, and then only as Landlord may direct. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the reasonable approval of Landlord.

        15. CONTROL OF CONTRACTORS. Any work to be done in order to repair the Premises, or to alter, improve or add to Tenant's space shall be done by contractors reasonably approved by Landlord. No person or contractor not approved by Landlord shall be used to repair, alter, improve or add to the Premises without the prior written consent of Landlord. Tenant shall not permit any contractor or other person making any alterations, additions or installations within the Premises, to use any Common Area as storage or work areas, without the prior written consent of Landlord and Tenant shall be liable for and pay the expense of any additional cleaning cost resulting from the transportation or storage of materials and/or work performed within the Building(s).

        16. DRAPERIES. Draperies and wall coverings must be treated with fire retardant and may be installed by Tenant only with the prior written consent of Landlord. Cleaning of all draperies shall be the responsibility of Tenant and shall be done as reasonably required.

        17. JANITORIAL SERVICE. No one other than those reasonably approved in writing by Landlord shall be permitted to perform any janitorial service on the Property. Janitorial service, if supplied by Landlord, shall not include shampooing or spot-cleaning of carpet nor dry cleaning of draperies. Landlord shall not be responsible for any loss of or damage to any Tenant's property by the janitor, its employees or any other person performing janitorial services.


                               EXHIBIT C - Page 5

        18. MAINTENANCE REQUESTS. All request for services by Tenant shall be made to Landlord's Property Manager only. No employee of Landlord shall perform any work or service for any Tenant or admit any person into any locked portion of the Building(s) except under the specific instructions of Landlord's Property Manager.

        19. DELIVERIES AND SERVICE AREA. Except for warehouse operations, only hand trucks equipped with rubber tires and side guards will be permitted on the Project. All deliveries shall only be brought through a service entrance of the Project designated by the Property Manager. All deliveries requiring exclusive use of an elevator shall be scheduled through the Property Manager and in any event such use will not be permitted without the use of elevator protective padding and such use will not be permitted between the hours of 6:00
- 9:00 a.m., 11:30 a.m. -1:30 p.m. and 3:30-5:00 p.m. Any damage to the Building
(s) caused by any such Tenant or its delivery service will be immediately reported to Landlord's Property Manager and the repair will be made at Tenant's expense.

        20. MOVING OF HEAVY OBJECTS. Except for warehouse operations, all removal, or the carrying in or out of any safes, freight, furniture, or bulky matter of any description must take place at the time and in the manner which Landlord may determine from time-to-time. The moving of safes or other fixtures or bulky matter of any kind must be made upon previous notice to the Property Manager of the Building and under his supervision, and the persons employed by a Tenant for such work must be acceptable to Landlord. Landlord reserves the right to inspect all safes, freight or other bulky articles to be brought into the Building and to exclude from the Building all safes, freight or other bulky articles which violate any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. Landlord shall have the right to prescribe the location of heavy objects and if considered necessary, the means as to distribute the weight thereof (no more than 50 pounds per square foot shall be allowed unless written approval is granted by Landlord). All cost incurred will be charged to Tenant. Any damage to the Project caused by any such Tenant or its contractor, delivery or moving service, will be repaired at such Tenant's expense.

        21. MOVING IN/OUT. All moving of furniture, fixtures and other personal property in and out of the Building(s) must be done through the loading area designed by the Property Manager and only via the designated elevator. Tenant and its moving company should investigate loading area conditions prior to the scheduled move. The freight elevator must be reserved at lease 24 hours prior to the contemplated move date. Reservations must be made with the Property Manager.

        22. REMOVAL OF PROPERTY. Unless otherwise provided in the Lease to the contrary, Tenant shall deliver a list of any fixtures or Improvements in the Premises which Tenant desires to remove from the Building, and the list must be approved by Landlord in writing before any such fixture of improvement is removed. No fixtures permanently attached shall be removed.

        23. CHANGE OF NAME AND ADDRESS. Landlord shall have the right, exercisable without liability to Tenant, to change the name and the street
address of the Building(s) and Project.   Landlord shall reimburse Tenant for
its reasonable costs necessitated by Landlord's name and address change.

        24. TRASH REMOVAL. Each Tenant shall store all its trash within the Premises in a location reasonably approved by Landlord until removal of the same. No material shall be placed in trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the City and County of Honolulu without being in violation of any law, ordinance, or regulation governing such disposal. The Premises shall at all times be kept in a clean and sanitary condition. No open containers of food or liquid shall be placed in waste baskets due to the possibility of carpet damage during their removal by janitorial personnel. All Tenant construction debris shall be removed from the Premises by Tenant, its contractor or its employees. Food or similar type of waste product shall be sufficiently wrapped to prevent odors and/or other residue from escaping through the container in or on Common Areas or in the
trash receptacles.   Landlord reserves the right throughout the term of any
lease to cause any tenant whose waste consists of food or similar type of product to independently arrange for the daily removal of such waste from the
Project at the tenant's sole cost.   Further, all tenants will comply with any
applicable governmental regulation concerning recycling of waste.

        25. COMPLIANCE WITH PROFESSIONAL STANDARDS. Any Tenant who shall be engaged in any trade, occupation or profession which is regulated by the City and County, State or Federal government or which is self policing, shall at all times during the term of its Lease or any extension thereof, be and remain in good standing with such regulatory or self policing body, and in the event such Tenant shall be disciplined pursuant to final disciplinary action from which there is no further appeal, at Landlord's sole discretion, Landlord may terminate such Tenant's Lease forthwith excepted where such final disciplinary action was as a direct result of the actions of an "independent representative" as that term is used as of the date hereof in Tenant's business operations.

        26. AUTHORIZED VENDORS. No Tenant shall purchase or otherwise obtain for use in the Premises water, ice, towel, vending machine, barbering, bootblacking, or other like service, or purchase


                               EXHIBIT C - Page 6
or otherwise obtain janitorial, maintenance or other like services, except from persons authorized by Landlord, and at hours and under regulations fixed by Landlord.

        27. COMMON ROOMS/AREA. Rooms used in common by Tenant shall be subject to regulations adopted by Landlord, including the parking areas and the rates applicable thereto.

        28. SHOWING PREMISES. Landlord may show the Premises to any prospective tenants within twelve (12) months prior to the expiration of the Lease; PROVIDED, HOWEVER, that during the term of normal occupancy and Tenant not being in default, Landlord shall have access to the Premises during Tenant's regular business hours or as otherwise provided elsewhere in the Lease.

        29. PREVENTION OF DEDICATION. Landlord reserves the right to close off any and all of the streets, promenades and sidewalks of the Project for twenty-four hours once every five years or as may be necessary to prevent dedication.

        30. RULES AND REGULATIONS. Pursuant to Section 4.05 of the Lease, Landlord has the right to modify, supplement or rescind any of these Rules and Regulations.


        Tenant shall be liable for injury or damage caused by the infraction of any of these Rules and Regulations. Landlord will repair such damage and shall charge the resulting costs to Tenant. Such costs shall be payable within five
(5) days following Tenant's receipt of Landlord's billing and, if unpaid, shall constitute sums due under Section 3.03 of the Lease.

        Landlord shall not be responsible to any Tenant for the non-observance or violation of any Rules and Regulations by any other tenant or other person. Tenant acknowledges it has read these Rules and Regulations and agrees to abide by them as a condition to its occupancy.

        Landlord will appreciate any suggestions for the betterment of service in the Building(s) and Project. Please address all communications to:

                         PAIEA PROPERTIES
                         550 Paiea Street
                         Suite 102
                         Honolulu, HI 96819
                         Attn: Property Manager


REVIEWED AND ACCEPTED BY TENANT this 20th day of November, 1996.

                              NATIONAL TELEPHONE & COMMUNICATIONS, INC., a
                              Nevada corporation


                              By:  /s/ Ed Jacobs
                                 -------------------------------------
                                 Its
                                    ----------------------------------


                              By:
                                 -------------------------------------
                                 Its
                                    ----------------------------------


                               EXHIBIT C - Page 7

                                    EXHIBIT D

                                    BASE RENT


        THE FOLLOWING IS A SCHEDULE OF THE BASE RENT for the Term of the Lease dated November 20, 1996, by and between PAIEA PROPERTIES, a Hawaii limited partnership ("Landlord"), and NATIONAL TELEPHONE & COMMUNICATIONS, INC., a Nevada corporation ("Tenant"), leasing a portion of Airport Trade Center:

                    Lease Month                     Base Rent per
                    -----------            -----------------------------
                                             SF of Net
                                           Rentable Area    Lease Month
                                           -------------    -----------

                        1-24               $2.62            $25,964.20
                       25-48               $2.78            $27,549.80
                       49-72               $2.94            $29,135.40
                       73-96               $3.12            $30,919.20
                      97-120               $3.31            $32,802.10


          The initial monthly payment due under this Lease shall be the sum of:

               Base Rent                                            $25,964.20
               Initial Operating Expense Payment @ $0.38              3,765.80
               Parking Monthly Fee [50 x $60]                         3,000.00
               Evening/Weekend Parking Monthly Minimum                2,500.00
                                                                    ----------
                    Sub Total                                        35,230.00

               Hawaii State General Excise Tax                        1,467.68
                                                                    ----------
                    Total Initial Monthly Payment                    36,697.68

               Security Deposit                                      36,697.68
                                                                    ----------
                    Total Due on execution of Lease                 $73,395.36
                                                                    ----------
                                                                    ----------

                              LANDLORD:

                              PAIEA PROPERTIES, a Hawaii limited partnership

                              By:  NIMITZ-PAIEA, INC., its general partner


                                   By:  /s/ T. Gregory Kemp
                                      ----------------------------------------
                                            T. Gregory Kemp
                                        Its Vice President


                              TENANT:

                              NATIONAL TELEPHONE & COMMUNICATIONS, INC., a
                              Nevada corporation



                                   By:  /s/ Ed Jacobs
                                      ----------------------------------------
                                        Its  President
                                           -----------------------------------


                                   By:
                                      ----------------------------------------
                                        Its
                                           -----------------------------------


                               EXHIBIT D - Page 1

                                    EXHIBIT E

                               SPECIAL CONDITIONS

        THE FOLLOWING CONSTITUTES THE SPECIAL CONDITIONS of the Lease dated November 20, 1996, by and between PAIEA PROPERTIES, a Hawaii limited partnership ("Landlord"), and NATIONAL TELEPHONE & COMMUNICATIONS, INC., a Nevada corporation ("Tenant"), leasing a portion of Airport Trade Center:

        1. OPTION TO TERMINATE LEASE. Landlord and Tenant understand and agree that Tenant shall use its best efforts, diligently and consistently applied, to complete the Construction Plans for the Premises and submit application for a
building permit.   Notwithstanding anything contained in this Lease to the
contrary, Tenant shall have a one (1) time option to terminate this Lease on or before January 15, 1997 if the building permit is not issued to Tenant by giving written notice thereof to Landlord; PROVIDED, HOWEVER, if such written notice is not received by Landlord on or before the aforementioned date, or Landlord, at its sole discretion does not agree in writing to extend said date, then Tenant's option to terminate this Lease pursuant to this provision shall expire.

        If Tenant shall exercise the option to terminate this Lease in a timely manner, as consideration for such option, Landlord shall deduct from the Security Deposit the amount of $307.00 per day for each day after November 10, 1996 that Tenant's written notice of termination is received by Landlord and the
balance of the Security Deposit shall immediately be return to Tenant.   No
deduction shall be made from the Security Deposit in consideration of the option if Tenant does not exercise such option.

        2. SIGNAGE. Landlord will reasonably approve Tenant's signage plan on the exterior of its Premises consistent with the Project signage standards and
which meets all City and County of Honolulu signage codes.   Landlord will
consider additional Tenant signage in other areas of the Project, including the facade of the roof mechanical area, subject to the same meeting all code requirements and not being in conflict with any other tenant or tenant premises
in the Project.   It is understood that the area surrounding the roof mechanical area is under a long term lease with Budget Rent a Car and that Tenant signage in this area of the building must be disclosed and agreed to by Budget Rent a Car.

        3. RESTRICTED ADDITIONAL PARKING. In addition to the parking stalls allocated to Tenant pursuant to Section 1.01(g) of the Lease, Landlord agrees to provide Tenant with up to a maximum of 100 unreserved parking stalls for Tenant's customers for weekday evening use (only between the hours of 6:00 PM and 11:00 PM) and for weekend use (Saturday and Sunday between the hours of 8:00
AM and 11:00 PM) only ("Restricted Parking").   Tenant shall advise Landlord in
writing as to the number and time requirement for such Restricted Parking stalls on a business day prior to such use; the initial parking charge for the period six (6) months from the date hereof shall be $2,500.00 per month to be charged to Tenant as additional rent and billed to Tenant monthly. Prior to the expiration of the initial 6-month period, Tenant and Landlord shall enter into good faith negotiations to reach mutually agreeable terms and conditions for such Restricted Parking; it being understood that should no agreement be reached between Tenant and Landlord within thirty (30) days following the expiration of the initial 6-month period, Landlord shall not be required to provide any Restricted Parking thereafter during the Term of the Lease.

        Landlord shall advise Tenant of the location(s) to be used on the Project, the Koapaka Street lots and/or on the privately owned portion of Koapaka Street for such additional parking (being the area graphically described on Exhibit H - Location of Parking Area - attached hereto) and Tenant shall be responsible to cone off such area (or otherwise identify the specified area as reasonably directed by Landlord) and to monitor that its customers use such
specified location.   Any additional parking needs of Tenant shall be provided
by Landlord subject to availability as determined by Landlord in compliance with other leases in the Project and all code requirements of the City and County of Honolulu.

        4.  TENANT'S OPTION FOR EARLY TERMINATION.   Provided Tenant is not then
in default under the Lease, Tenant shall have the irrevocable option to terminate this Lease effective the last day of the sixtieth (60th) Lease Month; PROVIDED, HOWEVER, in order for such early termination to be effective, Tenant shall (i) notify Landlord in writing as to Tenant irrevocably exercising such termination option on or before the last day of the fiftieth (50th) Lease Month, and (ii) pay to Landlord within ten (10) day following receipt of Landlord's billing all reasonable costs of Landlord including, but not limited to, the unamortized portion of real estate brokerage commissions. Tenant's written notice for early termination shall be irrevocable and may not be withdrawn by Tenant without the written approval of Landlord in its absolute and sole discretion.

        5. FIRST RIGHT TO LEASE ADDITIONAL SPACE. Subject to the rights of any other tenant in the Project and provided Tenant is not then in default and has not been in material default under the Lease, Tenant shall have the first right to lease any first floor Retail space fronting Paiea Street as the same may
become available during the Term of the Lease.   Landlord shall provide Tenant
with a written notice that such Retail space is available for lease and shall provide a listing of the terms and Prevailing Rate thereof


                               EXHIBIT E - Page 1
in accordance with the method set forth in Section 1(e) of this Exhibit E. Within ten (10) days following the date of Tenant's receipt thereof, Tenant shall advise Landlord in writing as to its acceptance of the terms of Landlord's
notice.   If Tenant rejects the terms of Landlord's notice or fails to provide
Landlord with its response within the 10-day period, Tenant's first right to lease shall be void and Landlord shall be free to enter into any agreement to lease such space with any party upon any terms (whether similar or otherwise as those contained in Landlord's notice to Tenant) as Landlord may choose in its sole discretion.

        6. OTHER TENANT USES. During the Term of the Lease, Landlord shall not lease space in the mauka portion of the first floor Retail space fronting Paiea Street (the area of which is marked on Exhibit A as "Exhibit E-Section 6 Space") to any tenant whose use of such space would be materially detrimental to Tenant's business operations in the Premises specifically including the sale of sexually explicit adult materials or services.

        7. ADA COMPLIANCE. Upon completion of Landlord's current renovation program, the Project (excluding any premises for which the tenant shall be responsible) shall be fully in compliance with The Americans with Disabilities Act.

        8.  PREMISES ACCESS.   Notwithstanding contained in the Lease to the
contrary and Tenant not being in default hereunder, Tenant shall be entitled to have access to the Premises and parking area(s) (as such parking area is designated from time to time by Landlord) 24-hours per day, 365-days per year except in the case of an emergency.

        9.  RENEWAL.

            a) If Tenant is not then in default and has not been in material default hereunder and has not assigned this Lease or subleased all or any portion of the Premises other than as may be permitted in Section 8.01 of the Lease, then Tenant shall have the option to extend the Term for one (1) additional five (5) year period commencing on the day next following the Termination Date ("Extended Term") by giving written notice of said extension to Landlord not later than nine (9) months prior to the Termination Date, time being of the essence.

            b) The Extended Term shall be for the period of Lease Months 121 to 180.

            c) If Tenant exercises its option to extend the Term for an Extended Term, then, not later than fifteen (15) days thereafter (or, if later, not later than seventy-five (75) days prior to the expiration of the Term), Landlord shall notify Tenant in writing ("Landlord's Rental Notice") of its determination of the Prevailing Rental (as defined herein) for the Premises for the Extended Term. Tenant shall notify Landlord not later than fifteen (15) days after receipt of Landlord's Rental Notice that it elects either (i) to accept Landlord's determination of the Prevailing Rental, (ii) to rescind the exercise of its option to extend or (iii) to elect to have the Prevailing Rental determined by appraisal in accordance with subparagraph (f) below. If Tenant fails to so elect, it shall be deemed to have rescinded the exercise of its option to extend. If the Term is extended it shall be so extended on the same terms and conditions then set forth in this Lease except that (v) the Annual Base Rent during the Extended Term shall be equal to the Prevailing Base Rental Rate (as defined herein) set forth in Landlord's Rental Notice or by the number of rentable square feet in the Premises, (x) Tenant shall receive the benefit of the Prevailing Rental Concessions (as defined herein), if any, set forth in Landlord's Rental Notice, (y) Tenant shall pay Additional Rent in the manner set forth in this Lease, and (z) this Lease shall be modified to incorporate any Other Prevailing Rental Terms (as defined herein) set forth in Landlord's Rental Notice; PROVIDED, HOWEVER in no event shall the Annual Base Rent after adjustment for Prevailing Rental Concessions during the Extended Term be LESS than the Base Rent per square foot of Net Rentable Area on the Termination Date.

            d) Landlord and Tenant shall enter into a written supplement to this Lease confirming the terms, conditions and provisions applicable during the Extended Term as determined in accordance with the provisions of this Section. If Tenant fails to timely exercise its option to extend the Term for the Extended Term, then this Lease shall expire by its terms on the expiration of the Term.

            e) For purposes of this Lease, the "Prevailing Rental" shall be the rental for comparable space located near the Honolulu airport, determined by Landlord, taking into consideration the class of building, size, location, zoning and degree of improvements included in the space in question and for the length of term comparable to the term of the lease in question. The Prevailing Rental shall consist of an annual base rental rate per rentable square foot ("Prevailing Base Rental Rate") and shall include or take into account the following rental related terms: (i) rent concessions such as rental abatements, construction allowances and other concessions ("Prevailing Rental Concessions"),
(ii) periodic adjustments or additions to a fixed annual rent based on a share of taxes and Operating Expenses and (iii) periodic increases in rent and other then prevailing rental related terms, conditions and components of rent ("Other Prevailing Rental Terms").

            f) If Landlord or Tenant desires to invoke the appraisal procedure set forth in this Section, the party invoking the appraisal procedure shall give a notice ("Appraisal Notice") to the other party, stating that the party sending the Appraisal Notice desires to meet within fourteen (14) days to attempt to agree on a single appraiser to determine the Base Market Rent. The appraiser (i) shall be MAI


                               EXHIBIT E - Page 2
certified, (ii) shall have a minimum of five (5) years experience in the City of Honolulu in real estate leasing or appraisal of leases in office and warehouse buildings in Honolulu, and (iii) shall not have conducted within the previous three years and shall not be presently conducting a material amount of business with either Landlord or Tenant or their affiliates or otherwise have a financial interest in or with either Landlord or Tenant or their affiliates and shall be otherwise independent ("Appraiser Qualifications"). If Tenant and Landlord are unable to agree upon a single appraiser within fifteen(15) days of the giving of the Appraisal Notice, then Landlord and Tenant shall draw by lot to determine which of them ("First Party") shall within the following seven (7) days provide the other ("Second Party") with the names and qualifications of five appraisers who are acceptable to the First Party and who meet the Appraiser Qualifications. Such list shall be accompanied by a statement of all business conducted by each such proposed appraiser with the First Party within the previous three years. The Second Party within seven (7) days thereafter shall select one of the five appraisers and shall notify the First Party in writing of its selection. The appraiser so selected shall be the appraiser hereunder. The parties shall share equally the cost of the appraiser.

          Within ten (10) days following the selection of the appraiser, Landlord and Tenant shall each notify the other (but not the appraiser) of their determination of the Prevailing Rental for the applicable Extended Term. During the next seven (7) days following said 10-day period, both Landlord and Tenant shall prepare a written critique of the other's determination and on the seventh day, Landlord's and Tenant's determinations (as originally submitted to the other party, with any modification or additions whatsoever permitted) and Landlord's and Tenant's critique shall be submitted to the appraiser. Within fifteen (15) days thereafter, the appraiser shall decide in writing whether Landlord's or Tenant's determination of the Prevailing Rental is more correct and shall state in detail the reasons therefor. The appraiser shall be empowered to choose only the Landlord's or the Tenant's determinations, and shall reach no other or compromise decision. The appraiser's decision shall be final, conclusive and binding on Landlord and Tenant.

            g) Except as set forth in this Section, Landlord shall have no obligation to extend or renew this Lease, or to enter into another lease of the Premises with Tenant upon expiration of this Lease. Upon expiration of this Lease, or if this Lease is extended, the Extended Term, Landlord may lease the Premises to whomever it chooses for the operation therein of a business that is the same as or different from that operated by Tenant in the Premises.

        10.    BROKERAGE COMMISSIONS.   Landlord entered into an exclusive
listing agreement for the Project with CB Commercial Real Estate of Hawaii, Inc. and will pay all commission to CB Commercial in accordance with the terms thereof resulting from this Lease.

                              LANDLORD:

                              PAIEA PROPERTIES, a Hawaii limited partnership

                              By:  NIMITZ-PAIEA, INC., its general partner


                              By:     /s/ T. Gregory Kemp
                                 -----------------------------------------------
                                      T. Gregory Kemp
                                   Its Vice President


                              TENANT:

                              NATIONAL TELEPHONE & COMMUNICATIONS, INC., a
                              Nevada corporation



                              By:     /s/ Ed Jacobs
                                 -----------------------------------------------
                                   Its  President
                                      ------------------------------------------


                              By:
                                 -----------------------------------------------
                                   Its
                                      ------------------------------------------


                               EXHIBIT E - Page 3

                                    EXHIBIT F


                           IMPROVEMENT SPECIFICATIONS


        All Improvements shall be installed in the Premises by Tenant at the expense of Tenant. All construction drawings detailing the improvements to be install in the Premises by Tenant shall be approved by Landlord in writing and the final construction draws thereof shall be attached to this Exhibit F and by this reference incorporated herein ("Construction Plans").

        Tenant may wish to install a satellite communications dish on a portion of the Building or Project that is outside of the area of Tenant's Premises. Tenant shall provide full plans relating to such equipment and the preferred location for the installation of same and such other detail as may be requested
by Landlord.   Landlord shall provide its reasonable approval of such satellite communications dish specifically subject to the requirements of any building codes, the rights of all other tenants in the Project and the favorable appearance and/or screening of same.


                               EXHIBIT F - Page 1

                                    EXHIBIT G


                       ALLOCATIONS OF OPERATING EXPENSES
                        AND TENANT'S PROPORTIONATE SHARE


        The schedules attached hereto set forth the Net Usable Area as defined in Section 2.08, the Net Rentable Area, the current year Operating Expense budget in accordance with Section 2.09 and Tenant's Proportionate Share as defined in Section 2.16.


                               EXHIBIT G - Page 1

                                    EXHIBIT H


                            LOCATION OF PARKING AREA


                               EXHIBIT H - Page 1